Exhibit 10

EXECUTION COPY

CAMPELLO BANCORP, INC.

(a Maryland Corporation)

Up to 2,300,000 Shares

(Subject to Increase Up to 2,645,000 Shares)

COMMON STOCK ($0.01 Par Value)

Subscription Price $10.00 Per Share

AGENCY AGREEMENT

Dated as of September 11, 2008

Stifel, Nicolaus & Company, Incorporated

650 Madison Avenue

10th Floor

New York, New York 10022

Ladies and Gentlemen:

The Community Bank, a Massachusetts co-operative bank (the “Bank”), Campello Bancorp, a Massachusetts mutual holding company and the current owner of 100% of the common stock of the Bank (the “MHC”) and Campello Bancorp, Inc., a Maryland corporation organized to be the successor to the MHC (the “Holding Company,” and collectively with the Bank, the MHC and each of their respective subsidiaries, the “Primary Parties”) hereby confirm, jointly and severally, their agreement with Stifel, Nicolaus & Company, Incorporated (the “Agent”), as follows:

Section 1. The Offering. On April 17, 2008, the Board of Directors of each of the Bank and MHC, adopted a Plan of Conversion and Reorganization, amended on June 19, 2008 and September 9, 2008 (the “Plan”) which provides for the conversion of the MHC from the mutual to the capital stock form of organization through the merger of MHC with the Bank, the issuance of all of the Bank’s outstanding common stock to the Holding Company and the issuance of all of the outstanding common stock of the Holding Company in the Offerings (defined below) (the “Conversion”). Upon completion of the Conversion, the Bank will be a wholly owned subsidiary of the Holding Company. As part of the Plan, the Holding Company is offering up to 2,300,000 shares (subject to an increase up to 2,645,000 shares) (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), in (i) a subscription offering (the “Subscription Offering”), and, if necessary, (ii) a direct community offering (the “Community Offering”) and (iii) a syndicated community offering (the “Syndicated Community Offering” and collectively with the Subscription Offering and the Community Offering, the “Offerings”), in connection with the Conversion. The Plan also provides that the Company shall contribute shares in an amount of up to 4.75% of the Shares of its Common Stock sold in the Offerings (the “Foundation Shares”) and cash in an amount of up to 0.25% of the value of the Shares of its Common Stock sold in the Offerings, to a charitable foundation to be established by the Holding Company (the “Charitable Foundation”). References to the Bank herein shall include the Bank in its current form and post-Conversion as a wholly-owned subsidiary of the Holding Company, as applicable.

Upon the completion of the Offerings, the purchasers of Shares in the Offerings will own up to 95.5% of the outstanding Common Stock and the Charitable Foundation will own up to 4.5% of the outstanding Common Stock. The Holding Company will issue the Shares at a purchase price of $10.00 per share (the “Purchase Price”). If the number of Shares is increased or decreased in accordance with the Plan, the term “Shares” as used herein shall mean such greater or lesser number, where applicable.

In the Subscription Offering, non-transferable rights to subscribe for between 1,700,000 and 2,300,000 Shares (subject to an increase up to 2,645,000 Shares) of the Common Stock (“Subscription Rights”) will be granted, in the following order of priority: (1) the Bank’s depositors with account balances of at least $50.00 as of the close of business on December 31, 2006 (“Eligible Account Holders”); (2) the Bank’s depositors, other than directors or officers of the Bank or corporators of MHC, and their associates, with account balances of at least $50.00 as of the close of business on March 31, 2008 (“Supplemental Eligible Account Holders”); (3) the Bank’s or the Holding Company’s tax-qualified employee stock benefit plans; and (4) the Bank’s employees, officers and directors and the corporators of MHC (the “Bank Participants”), subject to the priorities and purchase limitations set forth in the Plan. The Holding Company may offer Shares, if any, remaining after the Subscription Offering in a Community Offering on a priority basis to natural persons and trusts of natural persons residing within the Massachusetts municipalities of Abington, Acushnet, Attleborough, Barnstable, Berkley, Bourne, Brewster, Bridgewater, Brockton, Carver, Chatham, Dennis, Dighton, Duxbury, E. Bridgewater, Eastham, Easton, Fairhaven, Falmouth, Freetown, Halifax, Hanover, Hanson, Harwich, Kingston, Lakeville, Mansfield, Marion, Marshfield, Mashpee, Mattapoisett, Middleborough, North Attleborough, Norton, Norwell, Orleans, Pembroke, Plymouth, Plympton, Provincetown, Raynham, Rehoboth, Rochester, Rockland, Sandwich, Scituate, Taunton, Truro, Wareham, Wellfleet, West Bridgewater, Whitman and Yarmouth, and then to the general public. In the event a Community Offering is held, it may be held at any time during or immediately after the Subscription Offering. Depending on market conditions, Shares available for sale but not subscribed for in the Subscription Offering or purchased in the Community Offering may be offered in the Syndicated Community Offering to selected members of the general public through a syndicate of registered broker-dealers managed by the Agent which are members of the Financial Industry Regulatory Authority (“FINRA”).

It is acknowledged that the number of Shares to be sold in the Offerings may be increased or decreased as described in the Prospectus (as hereinafter defined); that the purchase of Shares in the Offerings is subject to maximum and minimum purchase limitations as described in the Prospectus; and that the Holding Company may reject, in its sole discretion, in whole or in part, any subscription received in the Community Offering and Syndicated Community Offering.

The Holding Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 (File No. 333-152391) in order to register the Shares under the Securities Act of 1933, as amended (the “1933 Act”), and the regulations promulgated thereunder (the “1933 Act Regulations”), and has filed such amendments thereto as have been required to the date hereof (the “Registration Statement”). The prospectus, as amended, included in the Registration Statement at the time it initially became effective is hereinafter called the “Prospectus,” except that if any prospectus relating to the Offerings is filed by the Holding Company pursuant to Rule 424(b) or (c) of the 1933 Act Regulations differing from the prospectus included in the Registration Statement at the time it initially becomes effective, the term “Prospectus” shall refer to the prospectus filed pursuant to Rule 424(b) or (c) from and after the time said prospectus is filed with the Commission and shall include any amendments and supplements thereto from and after their dates of effectiveness or use, respectively.

In accordance with Chapter 167H, Section 9 of the Massachusetts General Laws and Chapter 33 of the Massachusetts Administration Code (the “Conversion Regulations”), the MHC and the Bank have filed with the Massachusetts Division of Banks (the “Division”) an Application for Conversion (the “Conversion Application”) and the MHC and the Bank have filed with the Federal Deposit Insurance Corporation (the “FDIC”) an Interagency Bank Merger Act Application (the “Merger Application). In connection with the Conversion, the Holding Company filed with the Federal Reserve Bank of Boston (the “FRB”) applications on Form FRY-3 and Form FRY-4 (the “BHC Application,” and together with the Conversion Application and the Merger Application, the “Applications”), for the Holding Company to become a bank holding company with respect to the Bank.

Concurrently with the execution of this Agreement, the Holding Company is delivering to the Agent copies of the Prospectus dated September 11, 2008 of the Holding Company to be used in the Subscription Offering and Community Offering (if any), and, if necessary, will deliver copies of the Prospectus and any prospectus supplement for use in a Syndicated Community Offering.

Section 2. Appointment of Agent. Subject to the terms and conditions of this Agreement, the Primary Parties hereby appoint the Agent to consult with, advise and assist the Primary Parties in connection with the sale of the Shares in the Offerings.

On the basis of the representations and warranties of the Primary Parties contained in, and subject to the terms and conditions of, this Agreement, the Agent accepts such appointment and agrees to use its best efforts to assist the Primary Parties with the solicitation of subscriptions and purchase orders for the Shares and agrees to consult with and advise the Primary Parties as to the matters set forth in Section 2 of the amended and restated letter agreement, effective as of April 23, 2008, between the MHC, the Bank and Agent (the “Letter Agreement”) (a copy of which is attached hereto as Exhibit A). It is acknowledged by the Primary Parties that the Agent shall not be obligated to purchase any Shares and shall not be obligated to take any action which is inconsistent with any applicable law, regulation, decision or order. Except as provided in the last paragraph of this Section 2 and Section 13 hereof, the appointment of the Agent to provide services hereunder shall terminate upon consummation of the Offerings.

If selected broker-dealers are used to assist in the sale of Shares in the Syndicated Community Offering, the Primary Parties hereby, subject to the terms and conditions of this Agreement, appoint the Agent to manage such broker-dealers in the Syndicated Community Offering. On the basis of the representations and warranties of the Primary Parties contained in, and subject to the terms and conditions of, this Agreement, the Agent accepts such appointment and agrees to manage the selling group of broker-dealers in the Syndicated Community Offering.

Section 3. Refund of Purchase Price. In the event that the Offerings are not consummated for any reason, including but not limited to the inability to sell a minimum of 1,700,000 Shares during the Offerings (including any permitted extension thereof) or such other minimum number of Shares as shall be established consistent with the Plan and the Conversion Regulations, this Agreement shall terminate and any persons who have subscribed for or ordered any of the Shares shall have refunded to them the full amount which has been received from such person, together with interest, if applicable, as provided in the Prospectus and the Plan. Upon termination of this Agreement, neither the Agent nor the Primary Parties shall have any obligation to the other except that (i) the Primary Parties shall remain liable for any amounts due pursuant to Sections 4, 9, 11 and 12 hereof, unless the transaction is not consummated due to the breach by the Agent of a warranty, representation or covenant; and (ii) the Agent shall remain liable for any amount due pursuant to Sections 11 and 12 hereof, unless the transaction is not consummated due to the breach by the Primary Parties of a warranty, representation or covenant.

Section 4. Fees. In addition to the expenses specified in Section 9 hereof, as compensation for the Agent’s services under this Agreement, the Agent has received or will receive the following fees from the Primary Parties:

(a) A conversion and depositor vote advisory and administrative services fee of $50,000 paid as follows: (i) $12,500 was paid upon execution of the Letter Agreement, (ii) $25,000 will be paid in connection with the initial filing of the Registration Statement, and (iii) $12,500 will be paid upon final approval by the Board of Directors of the Holding Company to commence the Offerings.

(b) A sales fee of one percent (1.0%) of the dollar amount of the Shares sold in the Subscription Offering and Community Offering, excluding (i) additional Shares sold pursuant to Section 4(c) below, (ii) Shares purchased by the Bank’s officers, directors, or employees (or members of their immediate families), (iii) Shares purchased by any tax-qualified or non-qualified employee benefit plans of the Bank or the officers, directors or employees (or members of their immediate families), and (iv) the Foundation Shares, which fee shall be paid at Closing (as defined in Section 5). For purposes of this Agreement, “immediate family” includes an officer’s, director’s or employee’s spouse, parents, siblings and children who live in the same house as the officer, director or employee.

(c) If any of the Shares remain unsubscribed after the Subscription Offering and Community Offering, at the request of the Holding Company, Agent, as sole manager, will form a group of approved broker-dealer firms (the “Assisting Brokers”) in accordance with

Section 2 hereof for purposes of the Syndicated Community Offering. The fees payable by the Holding Company pursuant to this Section 4(c) will not exceed six percent (6.0%) of the aggregate dollar amount of the Shares sold in the Syndicated Community Offering. Of such fee, the Agent will receive one percent (1.0%) of the aggregate dollar amount of the Shares sold pursuant to this Section 4(c) as a management fee, and the Primary Parties will pay the remainder to the Assisting Brokers, which may include the Agent, in amounts relating to the number of Shares sold by such Assisting Brokers pursuant to this Section 4(c). All such fees payable under this Section 4(c) shall be in addition to all fees payable under Section 4(a) and 4(b) and shall be paid at Closing (as defined in Section 5). A form of Assisting Brokers Agreement is attached hereto as Exhibit B.

In the event that the Holding Company is required to resolicit subscribers for Shares in the Subscription Offering and Community Offering and the Agent is required to provide significant additional services in connection with such a resolicitation, the Primary Parties and the Agent shall mutually agree to the dollar amount of additional compensation due to the Agent, if any, which shall not exceed $50,000. Until any agreement called for by this paragraph is reached, the Agent shall not incur any expenses relating to any resolicitation in an amount that would cause the total expenses incurred by the Agent that are reimbursable by the Primary Parties pursuant to Section 9 hereof to be greater than those permitted without the prior written consent of the Holding Company or the Bank, which consent shall not be unreasonably withheld.

If this Agreement is terminated in accordance with the provisions of Section 3 or 14 hereof and the sale of the Shares is not consummated, the Agent shall not be entitled to receive the fees set forth in Sections 4(b)-(c), but the Agent will be entitled to retain the advisory and administrative services fee of $50,000 set forth in Section 4(a) and the Primary Parties will reimburse the Agent for its reasonable expenses pursuant to Section 9 hereof.

Section 5. Closing. If the minimum number of Shares required to be sold in the Offerings on the basis of the most recently updated Appraisal (as defined in Section 6(k)) are subscribed for at or before the termination date of the Offerings (which may be extended), and the other conditions (including those in Section 10) to the completion of the Conversion are satisfied, the Holding Company agrees to issue the Shares against payment therefor and issue and contribute the Foundation Shares on the Closing Time (as hereinafter defined) by the means authorized by the Plan and to deliver certificates evidencing ownership of the Shares and the Foundation Shares in such authorized denominations and registrations directly to the purchasers thereof or as instructed as promptly as practicable after the Closing Time. The closing (the “Closing”) shall be held at the offices of special counsel to the Primary Parties, or at such other place as shall be agreed upon among the Primary Parties and the Agent, at 10:00 a.m., Eastern Standard Time, on the business day selected by the Holding Company which business day shall be no less than two business days following the giving of prior notice by the Holding Company to the Agent or at such other time as shall be agreed upon by the Primary Parties and the Agent. At the Closing, the Primary Parties shall deliver to the Agent by wire transfer in same-day funds the commissions, fees and expenses owing to the Agent as set forth in Sections 4 and 9 hereof and the opinions required hereby and other documents deemed reasonably necessary for the Agent, including those required by Section 10 hereof, shall be executed and delivered to effect the sale of the Shares as contemplated hereby and pursuant to the terms of the Prospectus. The

Holding Company shall notify the Agent when funds shall have been received for the minimum number of Shares of the Common Stock. The hour and date upon which the Holding Company shall release the Shares and the Foundation Shares for delivery in accordance with the terms hereof is referred to herein as the “Closing Time.”

The Agent shall have no liability to any party for the records or other information provided by the Primary Parties (or their respective agents) to the Agent for use in allocating the Shares. Subject to the limitations of Section 11 hereof, the Primary Parties shall indemnify and hold harmless the Agent for any liability arising out of the allocation of the Shares in accordance with (i) the Plan generally, and (ii) the records or other information provided to the Agent by the Primary Parties (or their respective agents).

Section 6. Representations and Warranties of the Primary Parties. The Primary Parties jointly and severally represent and warrant to the Agent that, except as disclosed in the Prospectus:

(a) Each of the Primary Parties has all such power, authority, authorizations, approvals and orders as may be required to enter into this Agreement. At the Closing Time, each of the Primary Parties will have all such power, authority, authorizations, approvals and orders as may be required to carry out the provisions and conditions hereof and to issue and sell the Shares and issue the Foundation Shares as provided herein and as described in the Prospectus. Subject to the receipt of corporator, member and regulatory approval, the consummation of the Conversion and the Offerings, the execution, delivery and performance of this Agreement and the Letter Agreement and the consummation of the transactions herein contemplated, including the establishment and funding of the Charitable Foundation, have been duly and validly authorized by all necessary corporate action on the part of the Primary Parties and, as of the Closing Time, will have been duly and validly authorized by all necessary corporate action on the part of each of the Primary Parties. This Agreement has been validly executed and delivered by each of the Primary Parties, and is a valid, legal and binding obligation of each of the Primary Parties, in each case enforceable in accordance with its terms, except to the extent, if any, that the provisions of Sections 11 and 12 hereof may be unenforceable as against public policy, and except to the extent that such enforceability may be limited by bankruptcy laws, insolvency laws, or other laws affecting the enforcement of creditors’ rights generally, or the rights of creditors of savings institutions insured by the FDIC (including the laws relating to the rights of the contracting parties to equitable remedies).

(b) The Registration Statement was declared effective by the Commission on September 11, 2008; and no stop order has been issued with respect thereto and no proceedings related to the Prospectus have been initiated or to the knowledge of the Primary Parties threatened by the Commission. At the time the Registration Statement, including the Prospectus contained therein (including any amendment or supplement thereto), became effective, the Registration Statement complied as to form in all material respects with the 1933 Act and the 1933 Act Regulations, and the Registration Statement, including the Prospectus (including any amendment or supplement thereto), any Blue Sky Application or any Sales Information (as such terms are defined in Section 11 hereof) authorized by the Primary Parties for use in connection with the Offerings did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time any Rule 424(b) or (c) Prospectus was filed with the Commission and at the Closing Time referred to in Section 5, the Registration Statement, including the Prospectus contained therein (including any amendment or supplement thereto), any Blue Sky Application or Sales Information (as such terms are defined in Section 11 hereof) authorized for use by any of the Primary Parties in connection with the Offerings, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 6(b) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Primary Parties by the Agent expressly regarding the Agent for use in the Prospectus under the captions “Market for the Common Stock” and “The Conversion and Offering—Plan of Distribution; Selling Agent Compensation” or for use in any Blue Sky Applications (as defined below) or any Sales Information (as defined below).

(c) At the time of filing the Registration Statement and at the date hereof, the Holding Company was not, and is not, an ineligible issuer, as defined in Rule 405. At the time of the filing of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Rule 433(h), the Holding Company met the conditions required by Rules 164 and 433 for the use of a free writing prospectus. If required to be filed, the Holding Company has filed any issuer free writing prospectus related to the offered Shares at the time it is required to be filed under Rule 433 and, if not required to be filed, will retain such free writing prospectus in the Holding Company’s records pursuant to Rule 433(g) and if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Shares the Holding Company will file or retain such free writing prospectus as required by Rule 433.

(d) As of the Applicable Time (as defined below), neither (i) the Issuer Represented General Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer Represented Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the offered Shares or any Issuer Represented Free Writing Prospectus (as defined below) based upon and in conformity with written information furnished to the Primary Parties by the Agent specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

(1) “Applicable Time” means each and every date when a potential purchaser submitted a subscription or otherwise committed to purchase Shares.

(2) “Statutory Prospectus”, as of any time, means the Prospectus relating to the offered Shares that is included in the Registration Statement relating to the offered Shares immediately prior to that time, including any document incorporated by reference therein.

(3) “Issuer Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433(h) under the 1933 Act Regulations, relating to the offered Shares that is required to be filed with the Commission by the Holding Company. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the 1933 Act, without regard to Rule 172 or Rule 173 under the 1933 Act Regulations.

(4) “Issuer Represented General Free Writing Prospectus” means any Issuer Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

(5) “Issuer-Represented Limited Use Free Writing Prospectus” means any Issuer Represented Free Writing Prospectus that is not an Issuer Represented General Free Writing Prospectus. The term Issuer-Represented Limited Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 under the 1933 Act Regulations, that is made available without restriction pursuant to Rule 433(d)(8)(ii) under the 1933 Act Regulations or otherwise, even though not required to be filed with the Commission.

(e) Each Issuer Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offerings and sale of the offered Shares or until any earlier date that the Holding Company notified or notifies the Agent (as described in the next sentence), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the offered Shares, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the date of first use of an Issuer Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the offered Shares or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Holding Company has notified or will notify promptly the Agent so that any use of such Issuer Represented Free Writing Prospectus may cease until it is amended or supplemented and the Holding Company has promptly amended or will promptly amend or supplement such Issuer Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Primary Parties by the Agent specifically for use therein.

(f) The Plan has been duly adopted by the Board of Directors of the Bank. The Plan and the information statement with respect to the special meeting of the members of the Bank to approve the Conversion (the “Information Statement”) have been reviewed and deemed complete by the Division and the Division has authorized the Bank to distribute the Information Statement to the members of the Bank.

(g) The Conversion Application has been reviewed and deemed complete by the Division. On or prior to the Closing Date, the Conversion Application will be approved by the Division. The Conversion Application, the Prospectus and the Information Statement did and will comply as to form in all material respects with the Conversion Regulations and any other applicable rules and regulations of the Division and the FDIC (except as modified or waived by the Division or the FDIC, as applicable). At the time of the approval and at all times subsequent thereto until the Closing Date, the Conversion Application, the Information Statement and the Prospectus (including any amendment or supplement thereto), did not and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that representations or warranties in this subsection (g) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Primary Parties by the Agent expressly regarding the Agent for use in the Prospectus under the captions “Market for the Common Stock” and “The Conversion and Offering—Plan of Distribution; Selling Agent Compensation” or for use in any Blue Sky Applications or any Sales Information.

(h) No order has been issued by the Division, the FDIC, the FRB, the Commission, or any other state or federal regulatory authority, preventing or suspending the use of the Registration Statement or the Prospectus and no action by or before any such government entity to revoke any approval, authorization or order of effectiveness related to the Conversion or Offerings is pending or, to the knowledge of the Primary Parties, threatened.

(i) To the knowledge of the Primary Parties, no person has, or at the Closing Time will have, sought to obtain review of the final action of any state or federal regulatory authority in approving the Plan, the Conversion or the Applications, pursuant to the Conversion Regulations, the BHC Act or any other statute or regulation.

(j) The Holding Company has filed the BHC Application with the FRB and as of the Closing Date, the FRB will have approved the Holding Company’s acquisition of the Bank. The MHC and the Bank have filed the Merger Application with the FDIC and as of the Closing Date, the FDIC will have approved the merger of MHC and the Bank, with the Bank being the surviving entity. At the time the BHC Application is approved by the FRB and the Merger Application is approved by the FDIC, and at all times subsequent thereto until the Closing Time, the BHC Application and the Merger Application each complied and will comply as to form in all material respects with all applicable rules and regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k) RP Financial, LC., which prepared the appraisal of the aggregate pro forma market value of the Common Stock on which the Offerings were based (the “Appraisal”), has advised the Primary Parties in writing that it is independent with respect to each of the Primary Parties within the meaning of the Conversion Regulations and the Primary Parties believe RP Financial, LC. to be an expert in preparing appraisals of savings institutions.

(l) KPMG LLP, which certified the financial statements filed as part of the Registration Statement and the Applications, as applicable, has advised the Primary Parties that it is an independent registered public accounting firm within the meaning of the Code of Ethics of the American Institute of Certified Public Accountants (the “AICPA”), that it is registered with the Public Company Accounting Oversight Board (“PCAOB”), and that it is, with respect to each of the Primary Parties, an independent certified public accountant within the meaning of, and is not in violation of the auditor independence requirements of, the Securities Act, the Securities Act Regulations, the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the regulations of the PCAOB (the “PCAOB Regulations”).

(m) The consolidated financial statements and the notes thereto which are included in the Registration Statement and which are a part of the Prospectus present fairly the financial condition and retained earnings of the MHC and the Bank as of the dates indicated and the results of operations and cash flows for the periods specified. The financial statements comply in all material respects with the applicable accounting requirements of Title 12 of the Code of Federal Regulations, Regulation S-X of the Commission and accounting principles generally accepted in the United States of America (“GAAP”) applied on a consistent basis during the periods presented except as otherwise noted therein, and present fairly in all material respects the information required to be stated therein. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and any unaudited financial statements included in the Prospectus, and, as to the pro forma adjustments, the adjustments made therein have been properly and consistently applied on the basis described therein.

(n) Since the respective dates as of which information is given in the Registration Statement, including the Prospectus, other than as disclosed therein (i) there has not been any material adverse change in the condition (financial or otherwise), earnings, results of operations, capital, properties, assets, business affairs or prospects of any of the Primary Parties or of the Primary Parties considered as one enterprise, whether or not arising in the ordinary course of business (“Material Adverse Effect”); (ii) there has not been any material change in total assets of the Primary Parties or any material increase in the aggregate amount of loans past due ninety (90) days or more, or any real estate acquired by foreclosure or loans characterized as “in substance foreclosure”; nor has the Bank issued any securities or incurred any liability or obligation for borrowings other than in the ordinary course of business; and (iii) there have not been any material transactions entered into by any of the Primary Parties other than in the ordinary course of business. The capitalization, liabilities, assets, properties and business of the Primary Parties conform in all material respects to the descriptions thereof contained in the Prospectus and none of the Primary Parties has any material liabilities of any kind, contingent or otherwise, except as disclosed in Registration Statement or the Prospectus.

(o) The Holding Company is a corporation duly organized and in good standing under the laws of the State of Maryland, with corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and the

Prospectus, and is qualified to transact business and in good standing in each jurisdiction in which the conduct of business requires such qualification unless the failure to qualify in one or more of such jurisdictions would not have a Material Adverse Effect. As of the Closing Time, the Holding Company will have obtained all licenses, permits and other governmental authorizations required for the conduct of its business, except those that individually or in the aggregate would not have a Material Adverse Effect; and as of the Closing Time, all such licenses, permits and governmental authorizations will be in full force and effect, and the Holding Company will be in compliance therewith in all material respects.

(p) The Bank is a duly organized and validly existing Massachusetts co-operative bank, duly authorized to conduct its business as described in the Prospectus; the activities of the Bank are permitted by the rules, regulations and practices of the Division and the FDIC; the Bank has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business except those that individually or in the aggregate would not materially adversely affect the financial condition of the Primary Parties taken as a whole; all such licenses, permits and other governmental authorizations are in full force and effect and the Bank is in good standing under the laws of the Commonwealth of Massachusetts; all of the issued and outstanding capital stock of the Bank is duly and validly issued and fully paid and nonassessable; and as of the Closing Date, the Holding Company will directly own all of such capital stock free and clear of any mortgage, pledge, lien, encumbrance, claim or restriction. The Bank does not own equity securities or any equity interest in any other business enterprise except as otherwise described in the Prospectus.

(q) The MHC is duly organized and validly existing as a Massachusetts mutual holding company, duly authorized to conduct its business and own its property as described in the Registration Statement and the Prospectus; the activities of the MHC are permitted by the rules, regulations and practices of the Division and the FDIC; the MHC has all licenses, permits and other governmental authorizations required for the conduct of its business except those that individually or in the aggregate would not have a Material Adverse Effect; all such licenses, permits and governmental authorizations are in full force and effect and the MHC is in compliance therewith in all material respects; the MHC is duly qualified as a foreign corporation to transact business in each jurisdiction in which the failure to be so qualified in one or more of such jurisdictions would have a Material Adverse Effect.

(r) The Bank is a member of the Federal Home Loan Bank of Boston (“FHLB of Boston”), and the deposit accounts of the Bank are insured by the FDIC up to applicable limits. Upon consummation of the Conversion, the Bank will establish a liquidation account for the benefit of the Bank’s depositors, in accordance with the Plan and the requirements of applicable Conversion Regulations.

(s) Prior to the completion of the Conversion, all of the Bank’s Common Stock is owned by the MHC. The Primary Parties do not, and as of the Closing Time will not, own any equity securities or any equity interest in any business enterprise except as described in the Prospectus.

(t) No approvals are required to establish the Charitable Foundation and to contribute cash and the Foundation Shares thereto as described in the Prospectus other than those imposed by the Division, FDIC or FRB. The issuance of the Foundation Shares to the Charitable Foundation pursuant to the Plan has been registered pursuant to the Registration Statement.

(u) The only subsidiaries of the Bank are Windstream Insurance, Inc., a Massachusetts corporation (“Windstream”), Campello Securities Corporation, a Massachusetts corporation (“CSC”), and McCormick & Sons Insurance Agency, a Massachusetts corporation (“McCormick,” and together with Windstream and CSC, the “Bank Subsidiaries”). The only subsidiaries of the MHC are the Bank, Cody Services Corporation, a Massachusetts corporation (“Cody”) and Campello Capital Trust, a Delaware statutory trust (the “Trust,” and, together with the Bank and Cody, the “MHC Subsidiaries”). The Bank Subsidiaries and the MHC Subsidiaries are collectively referred to herein as the “Subsidiaries.” Each of the Subsidiaries is duly organized and validly existing, in good standing under the laws of the state of its organization, duly authorized to conduct its business as described in the Prospectus. Upon consummation of the Conversion, the only subsidiaries of the Holding Company will be the MHC Subsidiaries, and the only subsidiary of the Bank will be the Bank Subsidiaries. Except for the Bank Subsidiaries and except as set forth in the Prospectus, the Bank does not directly or indirectly, control any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization.

(v) Upon consummation of the Conversion and the Offerings, the authorized, issued and outstanding equity capital of the Holding Company will be within the range set forth in the Prospectus under the caption “Capitalization” and no Shares of Common Stock have been or will be issued and outstanding prior to the Closing Time and the Shares to be subscribed for in the Offering and the Foundation Shares to be issued to the Charitable Foundation have been duly and validly authorized for issuance and, when issued and delivered by the Holding Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and the Prospectus (or contributed to the Charitable Foundation as it relates to the Foundation Shares), will be duly and validly issued and fully paid and nonassessable; the issuance of the Shares and the Foundation Shares are not subject to preemptive rights, except for the subscription rights granted pursuant to the Plan; and the terms and provisions of the Shares of Common Stock will conform in all material respects to the description thereof contained in the Prospectus. Upon issuance of the Shares and the Foundation Shares, good title to the Shares and the Foundation Shares will be transferred from the Holding Company to the purchasers of Shares against payment therefor in the Offerings (or contributed to the Charitable Foundation as it relates to the Foundation Shares) as set forth in the Plan and the Prospectus.

(w) The Primary Parties are not, and as of the Closing Time none of the Primary Parties will be, in violation of their respective charter or their respective bylaws, or in default in the performance or observance of any obligation, agreement, covenant, or condition contained in any contract, lease, loan agreement, indenture or other instrument to which they are a party or by which they, or any of their respective property, may be bound which would result in a Material Adverse Effect. The consummation of the transactions contemplated herein and in the Plan will not (i) conflict with or constitute a breach of, or default under, the charter or bylaws of Primary Parties, or conflict with or constitute a breach of, or default under, any material contract, lease or other instrument to which any of the Primary Parties has a beneficial interest, or any applicable law, rule, regulation or order that is material to the financial condition or results of operations of the Primary Parties; (ii) violate any authorization, approval, judgment, decree, order, statute, rule or regulation applicable to the Primary Parties except for such violations which would not have a Material Adverse Effect; or (iii) result in the creation of any material lien, charge or encumbrance upon any property of the Primary Parties.

(x) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default on the part of any of the Primary Parties, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, note, bank loan or credit agreement or any other material instrument or agreement to which any of the Primary Parties is a party or by which any of them or any of their property is bound or affected in any respect which, in any such case, would have a Material Adverse Effect, and all such agreements are in full force and effect; and no other party to any such agreements has instituted or, to the knowledge of the Primary Parties, threatened any action or proceeding wherein any of the Primary Parties is alleged to be in default thereunder under circumstances where such action or proceeding, if determined adversely to any of the Primary Parties, would have a Material Adverse Effect.

(y) The Primary Parties have good and marketable title to all assets which are material to the businesses of the Primary Parties and to those assets described in the Prospectus as owned by them, free and clear of all material liens, charges, encumbrances, restrictions or other claims, except such as are described in the Prospectus or which do not have a Material Adverse Effect; and all of the leases and subleases which are material to the businesses, financial condition, results of operations, capital and properties of the Primary Parties, including those described in the Registration Statement or Prospectus, are in full force and effect.

(z) The Primary Parties are not in violation of any directive from the Division, the FDIC, the FRB, the Commission, or any other agency to make any material change in the method of conducting their respective businesses; the Primary Parties have conducted and are conducting their respective businesses so as to comply in all respects with all applicable statutes and regulations (including, without limitation, regulations, decisions, directives and orders of the Division, the FDIC, the FRB and the Commission), except where the failure to so comply would not reasonably be expected to result in a Material Adverse Effect and there is no charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of any of the Primary Parties, threatened, which would reasonably be expected to materially and adversely affect the Conversion, the Offerings, the performance of this Agreement, or the consummation of the transactions contemplated in the Plan as described in the Registration Statement, or which would reasonably be expected to result in a Material Adverse Effect.

(aa) Prior to the Closing Time, the Primary Parties will have received an opinion of their counsel, Luse Gorman Pomerenk & Schick, P.C., with respect to the federal income tax consequences of the Conversion and Offerings, as described in the Registration Statement and the Prospectus, and an opinion from Chu, Ring & Hazel LLP with respect to the tax consequences of the Conversion and Offerings under the laws of the Commonwealth of

Massachusetts and the facts and representations upon which such opinions will be based will be truthful, accurate and complete, and none of the Primary Parties will take any action inconsistent therewith.

(bb) The MHC and the Bank have timely filed all required federal, state and local tax returns, paid all taxes that have become due and payable in respect of such returns, except where permitted to be extended, have made adequate reserves for similar future tax liabilities, and no deficiency has been asserted with respect thereto by any taxing authority.

(cc) No approval, authorization, consent or other order of any regulatory or supervisory or other public authority is required for the execution and delivery by the Primary Parties of this Agreement, or the sale and issuance of the Shares and the issuance of the Foundation Shares, except for (i) the approval of the Division, the FDIC, the FRB, and the Commission, (ii) the non-objection of FINRA and (iii) any necessary qualification, notification, or registration or exemption under the securities or blue sky laws of the various states in which the Shares are to be offered for sale and the Foundation Shares are to be issued.

(dd) None of the Primary Parties has: (i) issued any securities within the last 18 months (except for notes to evidence bank loans or other liabilities in the ordinary course of business or as described in the Prospectus); (ii) had any dealings with respect to sales of securities within the 12 months prior to the date hereof with any member of FINRA, or any person related to or associated with such member, other than discussions and meetings relating to the Offerings and purchases and sales of U.S. government and agency and other securities in the ordinary course of business; (iii) entered into a financial or management consulting agreement except for the Letter Agreement and as contemplated hereunder; or (iv) engaged any intermediary between the Agent and the Primary Parties in connection with the Offerings or the offering of shares of the common stock of the Bank, and no person is being compensated in any manner for such services.

(ee) Neither the Primary Parties nor, to the knowledge of the Primary Parties, any employee of the Primary Parties, has made any payment of funds of the Primary Parties as a loan to any person for the purchase of Shares, except for the Holding Company’s loan to the employee stock ownership plan (“ESOP”) which will be used by the ESOP to purchase Shares, or has made any other payment or loan of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(ff) The Bank complies in all material respects with the applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the regulations and rules thereunder.

(gg) The Primary Parties have not relied upon Agent or its counsel for any legal, tax or accounting advice in connection with the Conversion.

(hh) The records of Eligible Account Holders, Supplemental Eligible Account Holders and Bank Participants are accurate and complete.

(ii) The Primary Parties comply in all material respects with all laws, rules and regulations relating to environmental protection, and none of them has been notified or is otherwise aware that any of them is potentially liable, or is considered potentially liable, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other Federal, state or local environmental laws and regulations; no action, suit, regulatory investigation or other proceeding is pending or, to the knowledge of the Primary Parties, threatened against the Primary Parties relating to environmental protection, nor do the Primary Parties have any reason to believe any such proceedings may be brought against any of them; and no disposal, release or discharge of hazardous or toxic substances, pollutants or contaminants, including petroleum and gas products, as any of such terms may be defined under federal, state or local law, has occurred on, in, at or about any facilities or properties owned or leased by any of the Primary Parties or in which the Bank has a security interest unless such disposal, release or discharge would not have a Material Adverse Effect.

(jj) All of the loans represented as assets in the most recent financial information of the MHC and the Bank included in the Prospectus comply with or are exempt from all requirements of federal, state and local law pertaining to lending, including, without limitation, truth in lending (including the requirements of 12 C.F.R. Part 226 (“Regulation Z”)), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a Material Adverse Effect.

(kk) None of the Primary Parties are required to be registered as an investment company under the Investment Company Act of 1940.

(ll) In connection with the completion of the Conversion, the Holding Company will have effective disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the 1934 Act) that comply with the requirements of the Exchange Act. The Holding Company maintains a system of internal controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; such internal controls are effective. Since the date of the latest audited financial statements included in the Prospectus, except as disclosed in the Prospectus, there has been no change in the Holding Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(mm) As of the date hereof, the articles of incorporation of the Holding Company have been filed with the Secretary of State of Maryland and are effective and in force.

(nn) The Primary Parties have taken all actions necessary to obtain at Closing Time a blue sky memorandum from Luse Gorman Pomerenk & Schick, P.C.

Any certificates signed by an officer of any of the Primary Parties and delivered to the Agent or its counsel that refer to this Agreement shall be deemed to be a representation and warranty by the Primary Parties to Agent as to the matters covered thereby with the same effect as if such representation and warranty were set forth herein.

Section 7. Representations and Warranties of Agent. Agent represents and warrants to the Primary Parties that:

(a) Agent is a corporation and is validly existing and in good standing under the laws of the State of Missouri with full power and authority to provide the services to be furnished to the Primary Parties hereunder.

(b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of Agent, and each of this Agreement and the Letter Agreement is the legal, valid and binding agreement of Agent, enforceable in accordance with its terms except to the extent, if any, that the provisions of Sections 11 and 12 hereof may be unenforceable as against public policy, and except to the extent that such enforceability may be limited by bankruptcy laws, insolvency laws, or other laws affecting the enforcement of creditors’ rights generally or general equity principles.

(c) Each of Agent and its employees, agents and representatives who shall perform any of the services hereunder shall have, and until the Conversion and Offerings are consummated or terminated shall maintain all licenses, approvals and permits necessary to perform such services and shall comply in all material respects with all applicable laws and regulations in connection with the performance of such services.

(d) No action, suit, charge or proceeding before the Commission, FINRA, any state securities commission or any court is pending, or to the knowledge of Agent threatened, against Agent which, if determined adversely to Agent, would have a material adverse effect upon the ability of Agent to perform its obligations under this Agreement.

(e) Agent is registered as a broker/dealer pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is a member of FINRA.

(f) Any funds received in the Offerings by the Agent will be handled by the Agent in accordance with Rule 15c2-4 under the 1934 Act to the extent applicable.

Section 8. Covenants of the Primary Parties. The Primary Parties hereby jointly and severally covenant with the Agent as follows:

(a) The Holding Company will not, at any time after the date the Registration Statement is declared effective, file any amendment or supplement to the Registration Statement without providing the Agent and its counsel an opportunity to review and comment on such amendment or supplement or file any amendment or supplement to the Registration Statement to which amendment or supplement the Agent or its counsel shall reasonably object. The Holding

Company will furnish promptly to Agent and its counsel copies of all correspondence from the Commission with respect to the Registration Statement and the Holding Company’s responses thereto.

(b) The Primary Parties will not, at any time after the date that any Applications are approved, file any amendment or supplement to such Applications without providing Agent and its counsel an opportunity to review and comment on such amendment or supplement or file any amendment or supplement to such Application to which amendment or supplement Agent or its counsel shall reasonably object. The Holding Company and the Bank will furnish promptly to Agent and its counsel copies of all correspondence from the Division, the FDIC or the FRB with respect to the Applications and the applicable responses thereto.

(c) The Holding Company represents and agrees that, unless it obtains the prior consent of Agent, and Agent represents and agrees that, unless it obtains the prior consent of the Holding Company, it has not made and will not make any offer relating to the offered Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act Regulations, or that would constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Holding Company and Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Holding Company represents that it has and will comply with the requirements of Rule 433 under the 1933 Act Regulations applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Holding Company need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to Clause (a) of Section 2(a)(10) of the 1933 Act without regard to Rule 172 or 173 under the 1933 Act Regulations.

(d) The Primary Parties will use their best efforts to cause the Division, the FRB and the FDIC to approve Conversion and the Holding Company’s acquisition of the Bank, as applicable, and will use their best efforts to cause any post-effective amendment to the Registration Statement to be declared effective by the Commission and any post-effective amendment to the Applications to be approved by the Division, the FDIC or the FRB, as applicable, and will immediately upon receipt of any information concerning the events listed below notify the Agent (i) when the Registration Statement, as amended, has become effective; (ii) when each of the Applications, as amended, have been approved by the Division, the FDIC or the FRB, as applicable; (iii) of the receipt of any comments from the Commission or any other governmental entity with respect to the Conversion or the transactions contemplated by this Agreement; (iv) of any request by the Commission, the Division, the FDIC, the FRB, or any other governmental entity for any amendment or supplement to the Registration Statement or the Applications or for additional information; (v) of the issuance by the Commission, the Division, the FDIC, the FRB, or any other governmental agency of any order or other action suspending the Conversion or the Offerings or the use of the Registration Statement, the Prospectus, the Information Statement or any other filing of the Primary Parties under the Conversion Regulations or other applicable law, or the threat of any such action; or (vi) of the issuance by the Commission, the Division, the FDIC, the FRB, or any Bank authority of any stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose. The Primary Parties will make every reasonable effort to prevent the issuance by the Commission, the Division, the FDIC, the FRB, or any other state or federal authority of any order referred to in (v) and (vi) above and, if any such order shall at any time be issued, to obtain the lifting thereof at the earliest possible time.

(e) The Primary Parties will deliver to Agent and to its counsel conformed copies of each of the following documents, with all exhibits: the Conversion Application, the Merger Application and the BHC Application, each as originally filed and each amendment or supplement thereto; the Registration Statement, as originally filed and each amendment thereto; and the Prospectus, including any amendments or supplements thereto. Further, the Primary Parties will deliver such additional copies of the foregoing documents to counsel to the Agent as may be required for any FINRA filings. In addition, the Primary Parties will also deliver to the Agent such number of copies of the Prospectus, as amended or supplemented, as the Agent may reasonably request.

(f) The Primary Parties will comply in all material respects with any and all terms, conditions, requirements and provisions with respect to the Conversion and the transactions contemplated thereby imposed by the Commission, the Division, the FDIC, or the FRB, by applicable state law and regulations, and by the 1933 Act, the 1933 Act Regulations, the 1934 Act, and the rules and regulations of the Commission promulgated under the 1934 Act (the “1934 Act Regulations”), to be complied with prior to or subsequent to the Closing Time; and when the Prospectus is required to be delivered, the Primary Parties will comply in all material respects, at their own expense, with all requirements imposed upon them by the Division, the FDIC, the FRB, the Conversion Regulations (except as modified or waived by the Division, the FDIC or the FRB, as applicable, provided that, if any such modification or waiver is not in writing, the Primary Parties shall promptly notify the Agent in writing of the details of such modification or waiver), the Commission, by applicable state and federal law and regulations and by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, in each case as from time to time in force, so far as is necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

(g) Each of the Primary Parties will inform Agent of any event or circumstance of which it is or becomes aware as a result of which the Registration Statement and/or Prospectus, as then supplemented or amended, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading. If it is necessary, in the reasonable opinion of counsel for the Primary Parties, to amend or supplement the Registration Statement or the Prospectus in order to correct such untrue statement of a material fact or to make the statements therein not misleading in light of the circumstances existing at the time of their use, the Primary Parties will, at their expense, prepare, file with the Commission and the Division, the FDIC, or the FRB, as necessary, and furnish to Agent, a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Registration Statement and the Prospectus (in form and substance reasonably satisfactory to counsel for the Agent after a reasonable time for review) which will amend or supplement the Registration Statement and/or the Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time, not misleading. For the purpose of this subsection, each of the Primary Parties will furnish such information with respect to itself as the Agent may from time to time reasonably request.

(h) Pursuant to the terms of the Plan, the Holding Company will endeavor in good faith, in cooperation with the Agent, to register or to qualify the Shares and Foundation Shares for offer and sale (or contribution to the Charitable Foundation in the case of the Foundation Shares) or to exempt such Shares and Foundation Shares from registration and to exempt the Holding Company and its officers, directors and employees from registration as broker-dealers, under the applicable securities laws of the jurisdictions in which the Offerings will be conducted; provided, however, that the Holding Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation to do business in any jurisdiction in which it is not so qualified. In each jurisdiction where any of the Shares or Foundation Shares shall have been registered or qualified as above provided, the Holding Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction.

(i) The Holding Company will not sell or issue, contract to sell or otherwise dispose of, for a period of 90 days after the date hereof, without the Agent’s prior written consent, which consent shall not be unreasonably withheld, any shares of Common Stock other than in connection with any plan or arrangement described in the Prospectus.

(j) For a period of three years from the date of this Agreement, the Holding Company will furnish to the Agent upon request (i) a copy of each report of the Holding Company furnished to or filed with the Commission under the 1934 Act or any national securities exchange or system on which any class of securities of the Holding Company is listed or quoted, (ii) a copy of each report of the Holding Company mailed to holders of Common Stock or non-confidential report filed with the Division, the FDIC, the FRB or any other supervisory or regulatory authority or any national securities exchange or system on which any class of the securities of the Holding Company is listed or quoted, (iii) each press release and material news item and article released by the Holding Company and/or Bank, and (iv) from time-to-time, such other publicly available information concerning the Primary Parties as the Agent may reasonably request.

(k) The Primary Parties will use the net proceeds from the sale of the Common Stock in the manner set forth in the Prospectus under the caption “How We Intend to Use the Proceeds From the Offering.”

(l) The Holding Company and the Bank will distribute the Prospectus or other offering materials in connection with the offering and sale of the Common Stock only in accordance with the Conversion Regulations, the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, and the laws of any state in which the Shares are qualified for sale.

(m) Prior to the Closing Time, the Holding Company shall register its Common Stock under Sections 12(b) of the 1934 Act. The Holding Company shall maintain the effectiveness of such registration for not less than three years or such shorter period as permitted by the Division, the FDIC and the FRB.

(n) For so long as the Shares and Foundation Shares are registered under the 1934 Act, the Holding Company will furnish to its shareholders after the end of each fiscal year, in the time periods prescribed by applicable laws and regulations, such reports and other information as are required to be furnished to its shareholders under the 1934 Act.

(o) The Holding Company will report the use of proceeds of the Offerings in accordance with Rule 463 under the 1933 Act Regulations.

(p) The Primary Parties will maintain appropriate arrangements for depositing all funds received from persons mailing subscriptions for or orders to purchase Shares on an interest bearing basis as described in the Prospectus until the Closing Time and satisfaction of all conditions precedent to the release of the Holding Company’s obligation to refund payments received from persons subscribing for or ordering Shares in the Offerings, in accordance with the Plan as described in the Prospectus, or until refunds of such funds have been made to the persons entitled thereto or withdrawal authorizations canceled in accordance with the Plan and as described in the Prospectus. The Primary Parties will maintain such records of all funds received to permit the funds of each subscriber to be separately insured by the FDIC (to the maximum extent allowable) and to enable the Primary Parties to make the appropriate refunds of such funds in the event that such refunds are required to be made in accordance with the Plan and as described in the Prospectus.

(q) The Primary Parties will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with Rule 2790 of FINRA and all related rules.

(r) The Primary Parties will conduct their businesses in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the Division, the FDIC, and the FRB.

(s) The Primary Parties shall comply with any and all terms, conditions, requirements and provisions with respect to the Conversion and the establishment and operation of the Charitable Foundation and the transactions contemplated thereby imposed by the Division, the FDIC, the FRB, the BHC Act, the Commission, the 1933 Act, the Conversion Regulations, the Exchange Act and the regulations promulgated by the Commission pursuant to the Exchange Act to be complied with subsequent to the Closing Time. The Holding Company will comply with all provisions of all undertakings contained in the Registration Statement.

(t) The Primary Parties will not amend the Plan without notifying the Agent prior thereto.

(u) The Holding Company shall provide the Agent with any information necessary to allow Agent to assist with the allocation process in order to permit the Holding Company to carry out the allocation of the Shares in the event of an oversubscription, and such information shall be accurate and reliable in all respects.

(v) The Holding Company will not deliver the Shares until the Primary Parties have satisfied or caused to be satisfied each condition set forth in Section 10 hereof, unless such condition is waived in writing by the Agent.

(w) Immediately upon completion of the sale by the Holding Company of the Shares contemplated by the Plan and the Prospectus, (i) all of the issued and outstanding shares of capital stock of the Bank shall be owned by the Holding Company, (ii) the Holding Company shall have no direct subsidiaries other than the MHC Subsidiaries, and (iii) the Conversion shall have been effected in accordance with all applicable statutes, regulations, decisions and orders; and all terms, conditions, requirements and provisions with respect to the Conversion (except those that are conditions subsequent) imposed by the Commission, the Division, the FDIC, the FRB, or any other governmental agency, if any, shall have been complied with by the Primary Parties in all material respects or appropriate waivers shall have been obtained and all notice and waiting periods shall have been satisfied, waived or elapsed.

(x) Prior to the Closing Time, the Plan shall have been approved by the eligible voting members of the Bank in accordance with the Conversion Regulations and the provisions of the Bank’s charter and bylaws. Prior to the Closing Time, the merger of MHC with and into the Bank, which will effect the Conversion, shall have been approved by at least two-thirds of the corporators of MHC.

(y) As of the Closing Time, the Primary Parties shall have completed all conditions precedent to the Conversion and the Offerings in accordance with the Plan and shall have complied in all material respects with applicable laws, regulations (except as modified or waived in writing by the Division, the FDIC or the FRB), decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon it by the Division, the FDIC, the FRB or any other regulatory authority as set forth in correspondence received from the Division, the FDIC, the FRB or any other regulatory authority.

(z) On or before the Closing Time, the Primary Parties will have completed all conditions precedent to the Conversion and the Offerings specified in the Plan and the offer and sale of the Shares will have been conducted in all material respects in accordance with the Plan, the Conversion Regulations (except as modified or waived by the Division, provided that, if any such modification or waiver is not in writing, the Primary Parties shall promptly notify the Agent in writing of the details of such modification or waiver) and with all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon any of the Primary Parties by the Division, the FDIC, the FRB, the Commission or any other regulatory authority and in the manner described in the Prospectus.

(aa) The Holding Company shall notify Agent when funds have been received for the minimum number of Shares set forth in the Prospectus.

(bb) The Primary Parties will also comply with any conditions imposed by the Division, the FDIC or the FRB in connection with the establishment, funding and operation of the Charitable Foundation and will use their best efforts to ensure that the Charitable Foundation submits within the time frames required by applicable law a request to the Internal Revenue Service to be recognized as a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code; the Primary Parties will take no action which will result in the possible loss of the Charitable Foundation’s tax exempt status.

(cc) The Holding Company will not deliver the Shares or the Foundation Shares until the Primary Parties have satisfied or caused to be satisfied each condition set forth in Section 10 hereof, unless such condition is waived in writing by Agent.

Section 9. Payment of Expenses. Whether or not the Conversion is completed or the sale of the Shares by the Holding Company is consummated, the Primary Parties will pay for all their expenses incident to the performance of this Agreement, including without limitation: (a) the preparation and filing of the Applications; (b) the preparation, printing, filing, delivery and mailing of the Registration Statement, including the Prospectus, and all documents related to the Offerings and any proxy solicitation; (c) all filing fees and expenses in connection with the qualification or registration of the Shares for offer and sale by the Holding Company or the Bank under the securities or “blue sky” laws, including without limitation filing fees, reasonable legal fees and disbursements of counsel in connection therewith, and in connection with the preparation of a blue sky law survey; (d) the FINRA filing fees related to the Agent’s fairness filing under FINRA Rule 2710; (e) fees and expenses related to the preparation of the Appraisal; (f) fees and expenses related to auditing and accounting services; (g) all expenses relating to advertising, temporary personnel, investor meetings and the stock information center; (h) transfer agent fees and costs of preparation and distribution of stock certificates; and (i) all expenses related to the Syndicated Community Offering. The Primary Parties also agree to reimburse Agent for reasonable out-of-pocket expenses associated with the marketing efforts of the Offerings, including legal fees and expenses, incurred by Agent in connection with the services hereunder. Agent will not incur legal fees (excluding counsel’s out-of-pocket expenses) in excess of $75,000. The Agent will not incur reimbursable direct out-of-pocket expenses in excess of $25,000. In the event of a Syndicated Community Offering, the Primary Parties will reimburse all reasonable out-of-pocket expenses incurred in connection with that offering phase which shall not exceed 1% of the gross proceeds of the offering. In the event that the Agent incurs any expenses on behalf of the Primary Parties, the Primary Parties will pay or reimburse Agent for such expenses regardless of whether the Conversion is successfully completed, and such reimbursements will not be included in the expense limitations set forth in this paragraph. The Agent will not incur any single out-of-pocket expense on behalf of the Primary Parties of more than $1,000 without the prior approval of the Holding Company. Not less than two days prior to the Closing Time, Agent will provide the Holding Company with a detailed accounting of all reimbursable expenses to be paid at the Closing.

Section 10. Conditions to the Agent’s Obligations. The obligations of the Agent hereunder and the occurrence of the Closing, the Conversion and the Offerings are subject to the condition that all representations and warranties of the Primary Parties herein contained are, at and as of the commencement of the Offerings and at and as of the Closing Time, true and correct, the condition that the Primary Parties shall have performed all of their obligations hereunder to be performed on or before such dates and to the following further conditions:

(a) The Conversion Application and the Information Statement shall have been approved by the Division. The Registration Statement shall have been declared effective by the Commission, the BHC Application shall have been approved by the FRB, the Merger Application shall have been approved by the FDIC, and no stop order or other action suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefore initiated or, to any of the Primary Parties’ knowledge, threatened by the Commission or any state authority and no order or other action suspending the authorization for use of the Prospectus or the consummation of the Conversion shall have been issued or proceedings therefore initiated or, to any of the Primary Parties’ knowledge, threatened by the Division, the FDIC, the FRB, the Commission, or any other governmental body.

(b) At the Closing Time, Agent shall have received:

(i) The favorable opinion, dated as of the Closing Time, of Luse Gorman Pomerenk & Schick, P.C. in form and substance satisfactory to counsel for Agent, as set forth in Exhibit C. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel reasonably acceptable to the Agent, as long as such other opinion indicates that the Agent may rely on the opinion, and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Primary Parties and public officials; provided copies of any such opinion(s) or certificates of public officials are delivered to Agent together with the opinion to be rendered hereunder by counsel to the Primary Parties. The opinion of such counsel for the Primary Parties shall state that it has no reason to believe that the Agent is not reasonably justified in relying thereon. The opinion of such counsel for the Primary Parties also shall state that the Agent’s counsel may rely for purposes of its own opinion on the opinion of such counsel and, if applicable, local counsel, whose opinion(s) shall expressly authorize such reliance.

(ii) The letter of Luse Gorman Pomerenk & Schick, P.C. in form and substance to the effect that during the preparation of the Registration Statement and the Prospectus, Luse Gorman Pomerenk & Schick, P.C. participated in conferences with certain officers of and other representatives of the Primary Parties, counsel to Agent, representatives of the independent registered public accounting firm for the Primary Parties and representatives of Agent at which the contents of the Registration Statement and the Prospectus and related matters were discussed and has considered the matters required to be stated therein and the statements contained therein and, although (without limiting the opinions provided pursuant to Section 10(b)(i)) Luse Gorman Pomerenk & Schick, P.C. has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, nothing has come to the attention of Luse Gorman Pomerenk & Schick, P.C. that caused Luse Gorman Pomerenk & Schick, P.C. to believe that the Registration Statement at the time it was declared effective by the Commission and as of the date of such letter or that the General Disclosure Package as of the Applicable Time, contained or contains any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that counsel need express no comment or opinion with respect to the financial statements, notes to financial statements, schedules and other financial and statistical data included, or statistical or appraisal methodology employed, in the Registration Statement, Prospectus or General Disclosure Package).

(iii) The favorable opinion, dated as of the Closing Time, of Paul, Hastings, Janofsky & Walker LLP, with respect to such matters as the Agent may reasonably require. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel reasonably acceptable to the Agent, as long as such other opinion indicates that the Agent may rely on the opinion, (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Primary Parties and public officials; and (C) the opinion of Luse Gorman Pomerenk & Schick, P.C. and, if applicable, local counsel, whose opinion(s) shall expressly authorize such reliance.

(iv) The letter of Paul, Hastings, Janofsky & Walker LLP, counsel for Agent, in form and substance to the effect that during the preparation of the Registration Statement and the Prospectus, Paul, Hastings, Janofsky & Walker LLP participated in conferences with certain officers of and other representatives of the Primary Parties, counsel to the Primary Parties, representatives of the independent registered public accounting firm for the Primary Parties and representatives of Agent at which the contents of the Registration Statement and the Prospectus and related matters were discussed and has considered the matters required to be stated therein and the statements contained therein and, although (without limiting the opinions provided pursuant to Section 10(b)(iii)) Paul, Hastings, Janofsky & Walker LLP has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, nothing has come to the attention of Paul, Hastings, Janofsky & Walker LLP that caused Paul, Hastings, Janofsky & Walker LLP to believe that the Registration Statement at the time it was declared effective by the Commission and as of the date of such letter or that the General Disclosure Package as of the Applicable Time, contained or contains any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that counsel need express no comment or opinion with respect to the financial statements, notes to financial statements, schedules and other financial and statistical data included, or statistical or appraisal methodology employed, in the Registration Statement, Prospectus or General Disclosure Package).

(v) A blue sky memorandum from Luse Gorman Pomerenk & Schick, P.C. addressed to the Primary Parties and Agent relating to the Offerings, including the Agent’s participation therein. The blue sky memorandum will address the necessity of obtaining or confirming exemptions, qualifications or the registration of the Common Stock under applicable state securities law.

(c) Concurrently with the execution of this Agreement, Agent shall receive a letter from KPMG LLP, dated the date hereof and addressed to Agent, such letter (i) confirming that KPMG LLP is an independent registered public accounting firm within the meaning of the Code of Ethics of the AICPA, that it is registered with the PCAOB, and that it is, with respect to each of the Primary Parties, an independent certified public accountant within the meaning of, and is not in violation of the auditor independence requirements of, the 1933 Act, the 1933 Act Regulations, the Sarbanes-Oxley Act and the PCAOB Regulations; and no information concerning its relationship with or interests in the Primary Parties is required by Item 13 of the Registration Statement, and stating in effect that in KPMG LLP’s opinion the financial statements of MHC and the Bank included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations,; (ii) stating in effect that, on the basis of certain agreed upon procedures (but not an audit examination in accordance with the auditing standards of the PCAOB) consisting of a review of the latest available financial statements of the MHC and the Bank, a reading of the minutes of the meetings of the Board of Directors and Audit Committee of the Primary Parties and consultations with officers of the Primary Parties responsible for financial and accounting matters, nothing came to their attention which caused them to believe that: (A) at July 31, 2008, there was any increase in non-performing assets, non-performing loans or total debt (defined as advances from the FHLB of Boston, securities sold under agreements to repurchase and subordinated deferrable interest debentures) or decreases in consolidated total assets, deposits, allowance for loan losses or retained earnings as compared with amounts at April 30, 2008; and during the period from May 1, 2008 to July 31, 2008 there were any decreases, as compared to the corresponding period in the preceding year, in consolidated net income, non-interest income, tax expense, net interest income, net interest income after provision for loan losses, or increases in provisions for loan losses, non-interest expense or net income (loss), in each case, except as set forth therein; or (B) during the period from the date of the Recent Developments information included in the Prospectus to a date not more than three business days prior to the date of the Prospectus there was any increase in non-performing loans, total debt (defined as advances from the FHLB of Boston, securities sold under agreements to repurchase and subordinated deferrable interest debentures) of the Bank or decrease in consolidated total assets, deposits, or allowance for loan losses of the Bank; at August 31, 2008, there was any increase in classified loans or special mention loans as compared with amounts at April 30, 2008; and during the period from May 1, 2008 to August 31, 2008 there was any decrease in net income, non-interest income, tax expense, consolidated net interest income, net interest income after provision for loan losses or provision for loan losses of the Bank, in each case, except as disclosed therein; and (iii) stating that, in addition to the audit examination referred to in its opinion included in the Prospectus and the performance of the procedures referred to in clause (ii) of this subsection (c), they have compared with the general accounting records of the MHC and the Bank, which are subject to the internal controls of the accounting system of the MHC and the Bank, respectively, and other data prepared by the MHC and the Bank directly from such accounting records, to the extent specified in such letter, such amounts and/or percentages set forth in the Prospectus as Agent may reasonably request, and they have found such amounts and percentages to be in agreement therewith (subject to rounding).

(d) As soon as practicable following the date hereof, and in no event later than September 18, 2008, Agent shall have received a supplemental letter from KPMG, LLP dated as of such date and addressed to the Agent, (i) confirming that the review of the financial statements as of and for the period ended July 31, 2008 has been completed in accordance with Statement of Auditing Standards No. 100, Interim Financial Information (the “SAS 100 Review”) and (ii) stating in effect that, on the basis of the SAS 100 Review, a reading of the minutes of the meetings of the Board of Directors and Audit Committee of the Primary Parties and consultations with officers of the Primary Parties responsible for financial and accounting matters, nothing came to their attention which caused them to believe that such unaudited financial statements and financial information included in the section titled “Recent Developments” in the Prospectus are not in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements included in the Prospectus.

(e) At the Closing Time, Agent shall receive a letter from KPMG LLP dated the Closing Time, addressed to Agent, confirming the statements made by its letter delivered by it pursuant to Sections 10(c) and (d), the “specified date” referred to in Section 10(c)(ii)(B) to be a date specified in such letter, which shall not be more than three business days prior to the Closing Time.

(f) At the Closing Time, counsel to Agent shall have been furnished with such documents and opinions as counsel for the Agent may require for the purpose of enabling them to advise Agent with respect to the issuance and sale of the Common Stock as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions herein contained.

(g) At the Closing Time, the Agent shall receive a certificate of the Chief Executive Officer and Chief Financial Officer of each of the Primary Parties, dated the Closing Time, to the effect that: (i) they have examined the Prospectus and the Registration Statement and at the time the Prospectus became authorized for final use, the Prospectus and the Registration Statement did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) there has not been, since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect other than as set forth or contemplated in the Registration Statement; (iii) the representations and warranties contained in Section 6 of this Agreement are true and correct with the same force and effect as though made at and as of the Closing Time; (iv) each of the Primary Parties has complied in all material respects with all material agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time including the conditions contained in this Section 10; (v) no stop order has been issued or, to their knowledge, is threatened, by the Commission or any other governmental body; (vi) no order suspending the Offerings, the Conversion, the acquisition of all of the shares of the Bank by the Holding Company, the transactions required under the Plan to consummate the Conversion or the effectiveness of the Registration Statement has been issued and to their knowledge, no proceedings for any such purpose have been initiated or threatened by the Division, the FRB, the FDIC, the Commission, or any other federal or state authority; (vii) to their knowledge, no person has sought to obtain regulatory or judicial review of the action of the Division in approving the Plan or to enjoin the Conversion or the Offerings.

(h) At the Closing Time, the Agent shall receive a letter from RP Financial, LC, dated as of the Closing Time, (i) confirming that said firm is independent of the Primary Parties and is experienced and expert in the area of corporate appraisals within the meaning of the Conversion Regulations, (ii) stating in effect that the Appraisal complies in all material respects with the applicable requirements of the Conversion Regulations, and (iii) further stating that its opinion of the aggregate pro forma market value of the Primary Parties, as converted, expressed in the Appraisal as most recently updated, remains in effect.

(i) Prior to and at the Closing Time, none of the Primary Parties shall have sustained, since the date of the latest financial statements included in the Registration Statement and Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Registration Statement and the Prospectus, and since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material change, or any development involving a prospective material change in, or affecting the general affairs of, management, financial position, retained earnings, long-term debt, stockholders’ equity or results of operations of any of the Primary Parties, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus, the effect of which, in any such case described above, in the Agent’s reasonable judgment, is sufficiently material and adverse as to make it impracticable or inadvisable to proceed with the Offerings or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

(j) Prior to and at the Closing Time: (i) in the reasonable opinion of the Agent there shall have been no Material Adverse Effect from and as of the latest date as of which such condition is set forth in the Prospectus, except as referred to therein; (ii) there shall have been no material transaction entered into by the Primary Parties, independently or considered as one enterprise, from the latest date as of which the financial condition of the Primary Parties is set forth in the Prospectus, other than transactions referred to or contemplated therein; (iii) none of the Primary Parties shall have received from the Division, the FRB or the FDIC any direction (oral or written) to make any material change in the method of conducting their business with which it has not complied in all material respects (which direction, if any, shall have been disclosed to the Agent) and which would reasonably be expected to have a Material Adverse Effect; (iv) none of the Primary Parties shall have been in default (nor shall an event have occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any agreement or instrument relating to any material outstanding indebtedness; (v) no action, suit or proceeding, at law or in equity or before or by any federal or state commission, board or other administrative agency, shall be pending or, to the knowledge of the Primary Parties, threatened against any of the Primary Parties or affecting any of their properties wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect; and (vi) the Shares shall have been qualified or registered for offering and sale under the securities or “blue sky” laws of the jurisdictions requested by the Agent.

(k) At or prior to the Closing Date, the Agent shall receive (i) a copy of the letter(s) from the Division approving the Conversion Application and the Information Statement, (ii) a copy of the letter of non–objection from the FDIC with respect to the Conversion, (iii) a copy of the letter from the FRB approving the BHC Application, (iv) a copy of the letter from the FDIC approving the Merger Application, (v) a copy of the order from the Commission declaring the Registration Statement effective, (vi) copies of certificates of existence for each of the Primary Parties, or other writing from the Secretary of State of the State of Maryland, the Secretary of State of the Commonwealth of Massachusetts or the Division in form and substance reasonably satisfactory to the Agent evidencing the valid existence of the Holding Company and the Bank as of the Closing Date, (vi) a certificate from the FDIC evidencing the Bank’s insurance of accounts, (vii) a certificate of the FHLB of Boston evidencing the Bank’s membership therein, and (viii) any other documents that Agent shall reasonably request.

(l) Subsequent to the date hereof, there shall not have occurred any of the following: (i) a suspension or limitation in trading in securities generally on the New York Stock Exchange or American Stock Exchange or in the over-the-counter market, or quotations halted generally on the Nasdaq Stock Market, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required by either of such exchanges or FINRA or by order of the Commission or any other governmental authority other than temporary trading halts or limitation (A) imposed as a result of intraday changes in the Dow Jones Industrial Average, (B) lasting no longer than until the regularly scheduled commencement of trading on the next succeeding business-day, and (C) which, when combined with all other such halts occurring during the previous five business days, total less than three; (ii) a general moratorium on the operations of commercial banks or other federally-insured financial institutions or general moratorium on the withdrawal of deposits from commercial banks or other federally-insured financial institutions declared by either federal or state authorities; (iii) any material adverse change in the financial markets in the United States or elsewhere; or (iv) any outbreak of hostilities or escalation thereof or other calamity or crisis, including, without limitation, terrorist activities after the date hereof, the effect of any of (i) through (iv) herein, in the judgment of the Agent, is so material and adverse as to make it impracticable to market the Shares or to enforce contracts, including subscriptions or purchase orders, for the sale of the Shares.

(m) All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Agent and of counsel for the Agent. Any certificate signed by an officer of the Primary Parties and delivered to the Agent or to counsel for the Agent shall be deemed a representation and warranty by such Primary Party, as the case may be, to the Agent as to the statements made therein. If any condition to the Agent’s obligations hereunder to be fulfilled prior to or at the Closing Time is not fulfilled, the Agent may terminate this Agreement (provided that if this Agreement is so terminated but the sale of Shares is nevertheless consummated, the Agent shall be entitled to the full compensation provided for in Section 4 hereof) or, if the Agent so elects, may waive any such conditions which have not been fulfilled or may extend the time of their fulfillment.

Section 11. Indemnification.

(a) The Primary Parties jointly and severally agree to indemnify and hold harmless the Agent, its officers, directors, agents, attorneys, servants and employees and each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all loss, liability, claim, damage or expense whatsoever (including but not limited to settlement expenses, subject to the limitation set forth in the last sentence of paragraph (c) below), joint or several, that the Agent or any of such officers, directors, agents, attorneys, servants, employees and controlling Persons (collectively, the “Related Persons”) may suffer or to which the Agent or the Related Persons may become subject under all applicable federal and state laws or otherwise, and to promptly reimburse the Agent and any Related Persons upon written demand for any reasonable expenses (including reasonable fees and disbursements of counsel) incurred by the Agent or any Related Persons in connection with investigating, preparing or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions: (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), preliminary or final Prospectus (or any amendment or supplement thereto), Issuer Represented Free Writing Prospectus, the Applications, the Information Statement or any blue sky application or other instrument or document of the Primary Parties or based upon written information supplied by any of the Primary Parties filed in any state or jurisdiction to register or qualify any or all of the Shares under the securities laws thereof (collectively, the “Blue Sky Applications”), or any application or other document, advertisement, or communication (“Sales Information”) prepared, made or executed by or on behalf of any of the Primary Parties with its consent or based upon written information furnished by or on behalf of any of the Primary Parties, whether or not filed in any jurisdiction in order to qualify or register the Shares under the securities laws thereof, (ii) arise out of or are based upon the omission or alleged omission to state in any of the foregoing documents or information, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (iii) arise from any theory of liability whatsoever relating to or arising from or based upon the Registration Statement (or any amendment or supplement thereto), preliminary or final Prospectus (or any amendment or supplement thereto), Issuer Represented Free Writing Prospectus, the Applications, the Information Statement, any Blue Sky Applications or Sales Information or other documentation distributed in connection with the Conversion; or (iv) result from any claims made with respect to the accuracy, reliability and completeness of the records of Eligible Account Holders, Supplemental Eligible Account Holders and Bank Participants or for any denial or reduction of a subscription or order to purchase Common Stock, whether as a result of a properly calculated allocation pursuant to the Plan or otherwise, based upon such records; provided, however, that no indemnification is required under this paragraph (a) to the extent such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue material statements or alleged untrue material statements in, or material omission or alleged material omission from, the Registration Statement (or any amendment or supplement thereto) or the preliminary or final Prospectus (or any amendment or supplement thereto), Issuer Represented Free Writing Prospectus, the Applications, the Information Statement, the Blue Sky Applications or Sales Information or other documentation distributed in connection with the Conversion made in reliance upon and in conformity with written information furnished to the Primary Parties by the Agent or its representatives (including counsel) with respect to the Agent expressly for use in the Registration Statement (or any amendment or supplement thereto) or Prospectus (or any amendment or supplement thereto) under the captions “Market for the Common Stock” and “The Conversion and Offering—Plan of Distribution; Selling Agent Compensation,” or for use in the

Applications, Blue Sky Applications or Sales Information, except for information derived from the Prospectus. Provided further, that the Primary Parties will not be responsible for any loss, liability, claim, damage or expense to the extent they result primarily from material oral misstatements by the Agent to a purchaser of Shares which are not based upon information in the Registration Statement or Prospectus, or from actions taken or omitted to be taken by the Agent in bad faith or from the Agent’s gross negligence or willful misconduct, and the Agent agrees to repay to the Primary Parties any amounts advanced to it by the Primary Parties in connection with matters as to which it is found in a final judgment by a court of competent jurisdiction not to be entitled to indemnification hereunder.

(b) The Agent agrees to indemnify and hold harmless the Primary Parties, their directors and officers, agents, servants and employees and each person, if any, who controls any of the Primary Parties within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act against any and all loss, liability, claim, damage or expense whatsoever (including but not limited to settlement expenses, subject to the limitation set forth in the last sentence of paragraph (c) below), joint or several which they, or any of them, may suffer or to which they, or any of them, may become subject under all applicable federal and state laws or otherwise, and to promptly reimburse the Primary Parties and any such persons upon written demand for any reasonable expenses (including fees and disbursements of counsel) incurred by them in connection with investigating, preparing or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment of supplement thereto), the Applications or any Blue Sky Applications or Sales Information or are based upon the omission or alleged omission to state in any of the foregoing documents a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Agent’s obligations under this Section 11(b) shall exist only if and only to the extent that such untrue statement or alleged untrue statement was made in, or such material fact or alleged material fact was omitted from, the Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto) or the Applications, Blue Sky Applications or Sales Information in reliance upon and in conformity with written information furnished to the Primary Parties by the Agent or its representatives (including counsel) expressly for use therein, and with respect to the Registration Statement and Prospectus, under the captions “Market for the Common Stock” and “The Conversion and Offering—Plan of Distribution; Selling Agent Compensation”

(c) Each indemnified party shall give prompt written notice to each indemnifying party of any action, proceeding, claim (whether commenced or threatened), or suit instituted against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have on account of this Section 11, Section 12 or otherwise. An indemnifying party may participate at its own expense in the defense of such action. In addition, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume defense of such action with counsel chosen by it and approved by the indemnified parties that are defendants in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them that are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action, proceeding or claim, other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for the fees and expenses of more than one separate firm of attorneys (unless an indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or in addition to those of other indemnified parties) for all indemnified parties in connection with any one action, proceeding or claim or separate but similar or related actions, proceedings or claims in the same jurisdiction arising out of the same general allegations or circumstances. The Holding Company shall be liable for any settlement of any claim against the Agent (or its directors, officers, employees, affiliates or controlling persons), made with the Holding Company’s consent, which consent shall not be unreasonably withheld. The Holding Company shall not, without the written consent of the Agent, settle or compromise any claim against it based upon circumstances giving rise to an indemnification claim against the Holding Company hereunder unless such settlement or compromise provides that the Agent and the other indemnified parties shall be unconditionally and irrevocably released from all liability in respect of such claim.

(d) The agreements contained in this Section 11 and in Section 12 hereof and the representations and warranties of the Primary Parties set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Agent or its officers, directors, controlling persons, agents, servants, attorneys or employees or by or on behalf of any of the Primary Parties or any officers, directors, controlling persons, agents, servants, attorneys or employees of any of the Primary Parties; (ii) delivery of and payment hereunder for the Shares; or (iii) any termination of this Agreement. To the extent required by law, Sections 11 and 12 hereof are subject to and limited by Section 23A of the Federal Reserve Act and Regulation W as promulgated thereunder.

Section 12. Contribution.

(a) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 11 is due in accordance with its terms but is found in a final judgment by a court to be unavailable from the Primary Parties or the Agent, the Primary Parties and the Agent shall contribute to the aggregate losses, claims, damages and liabilities of the nature contemplated by such indemnification in such proportion so that (i) the Agent is responsible for that portion represented by the percentage that the fees paid to the Agent pursuant to Section 4 of this Agreement (not including expenses) (“Agent’s Fees”), less any portion of Agent’s Fees paid by Agent to Assisting Brokers, bear to the total proceeds received by the Primary Parties from the sale of the Shares in the Offerings, net of all expenses of the Offerings except Agent’s Fees, and (ii) the Primary Parties shall be responsible for the balance. If, however, the allocation provided above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 11 above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault of the Primary Parties on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions, proceedings or claims in respect thereof), but also the relative benefits received by the Primary Parties on the one hand and the Agent on the other from the Offerings, as well as any other relevant equitable considerations. The relative benefits received by the Primary Parties on the one hand and the Agent on the other hand shall be deemed to be in the same proportion as the total proceeds from the Offerings, net of all expenses of the Offerings except Agent’s Fees, received by the Primary Parties bear, with respect to the Agent, to the total fees (not including expenses) received by the Agent less the portion of such fees paid by the Agent to Assisting Brokers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Primary Parties on the one hand or the Agent on the other and the parties relative intent, good faith, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Primary Parties and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro-rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 12. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or action, proceedings or claims in respect thereof) referred to above in this Section 12 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. It is expressly agreed that the Agent shall not be liable for any loss, liability, claim, damage or expense or be required to contribute any amount which in the aggregate exceeds the amount paid (excluding reimbursable expenses) to the Agent under this Agreement less the portion of such fees paid by the Agent to Assisting Brokers. It is understood and agreed that the above-stated limitation on the Agent’s liability is essential to the Agent and that the Agent would not have entered into this Agreement if such limitation had not been agreed to by the parties to this Agreement. No person found guilty of any fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation. The duties, obligations and liabilities of the Primary Parties and the Agent under this Section 12 and under Section 11 shall be in addition to any duties, obligations and liabilities which the Primary Parties and the Agent may otherwise have. For purposes of this Section 12, each of the Agent’s and the Primary Parties’ officers and directors and each person, if any, who controls the Agent or any of the Primary Parties within the meaning of the 1933 Act and the 1934 Act shall have the same rights to contribution as the Primary Parties and the Agent. Any party entitled to contribution, promptly after receipt of notice of commencement of any action, suit, claim or proceeding against such party in respect of which a claim for contribution may be made against another party under this Section 12, will notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have hereunder or otherwise than under this Section 12.

Section 13. Survival. All representations, warranties and indemnities and other statements contained in this Agreement, or contained in certificates of officers of the Primary Parties or the Agent submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of the Agent or its controlling persons, or by or on behalf of the Primary Parties and shall survive the issuance of the Shares, and any legal representative, successor or assign of the Agent, any of the Primary Parties, and any indemnified person shall be entitled to the benefit of the respective agreements, indemnities, warranties and representations.

Section 14. Termination. Agent may terminate this Agreement by giving the notice indicated below in this Section at any time after this Agreement becomes effective as follows:

(a) In the event (i) the Plan is abandoned or terminated by the Holding Company; (ii) the Holding Company fails to consummate the sale of the minimum number of Shares prior to December 31, 2009 in accordance with the provisions of the Plan or as required by the Conversion Regulations and applicable law; (iii) the Agent terminates this relationship because there has been a Material Adverse Effect since the date of the latest financial statements included in the Prospectus; or (iv) immediately prior to commencement of the Offerings, the Agent terminates this relationship because in its opinion, which shall have been formed in good faith after reasonable determination and consideration of all relevant factors, there has been a failure to satisfactorily disclose all relevant information in the Prospectus or the existence of market conditions which might render the sale of the Shares inadvisable, this Agreement shall terminate and no party to this Agreement shall have any obligation to the other hereunder except as set forth in Sections 3, 4, 9, 11 and 12 hereof.

(b) If any of the conditions specified in Section 10 shall not have been fulfilled when and as required by this Agreement, or by the Closing Time, or waived in writing by the Agent, this Agreement and all of the Agent’s obligations hereunder may be canceled by the Agent by notifying the Holding Company of such cancellation in writing at any time at or prior to the Closing Time, and any such cancellation shall be without liability of any party to any other party except as otherwise provided in Sections 3, 4, 9, 11 and 12 hereof.

(c) If Agent elects to terminate this Agreement as provided in this Section, the Holding Company shall be notified by the Agent as provided in Section 15 hereof.

(d) If this Agreement is terminated in accordance with the provisions of Sections 3, 10, or 14, the Primary Parties shall pay the Agent the fees earned pursuant to Section 4 and will reimburse the Agent for its reasonable expenses pursuant to Section 9, including without limitation accounting, communication, legal and travel expenses.

Section 15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agent shall be directed to Stifel, Nicolaus & Company, Incorporated, 650 Madison Avenue, 10th Floor, New York, NY 10022, Attention: Mark B. Cohen, Managing Director (with a copy to Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., Suite 2400, Atlanta, GA 30308, Attention: Elizabeth H. Noe); notices to the Primary Parties shall be directed to The Community Bank, 1265 Belmont Street, Brockton, MA 02301, Attention: David Curtis, President and Chief Executive Officer, (with a copy to Luse Gorman Pomerenk & Schick, P.C., 5335 Wisconsin Avenue, N.W., Suite 400, Washington, D.C. 20015, Attention: Robert B. Pomerenk).

Section 16. Parties. This Agreement shall inure to the benefit of and be binding upon the Agent and the Primary Parties, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 11 and 12 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained. It is understood and agreed that this Agreement is the exclusive agreement among the parties, supersedes any prior Agreement among the parties and may not be varied except by a writing signed by all parties.

Section 17. Partial Invalidity. In the event that any term, provision or covenant herein or the application thereof to any circumstances or situation shall be invalid or unenforceable, in whole or in part, the remainder hereof and the application of said term, provision or covenant to any other circumstance or situation shall not be affected thereby, and each term, provision or covenant herein shall be valid and enforceable to the full extent permitted by law.

Section 18. Construction and Waiver of Jury Trial. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to its conflicts of laws principles. Any dispute hereunder shall be brought in a court in the State of New York. Each of the Primary Parties and the Agent waives all right to trial by jury in any action, proceeding, claim or counterclaim (whether based on contract, tort or otherwise) related to or arising out of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and us in accordance with its terms.

Very truly yours,

THE COMMUNITY BANK

By:	/s/ David W. Curtis
Name:	David W. Curtis
Title:	President and Chief Executive Officer

CAMPELLO BANCORP
(a Massachusetts mutual holding company)

By:	/s/ David W. Curtis
Name:	David W. Curtis
Title:	President and Chief Executive Officer

CAMPELLO BANCORP, INC.
(a Maryland corporation)

By:	/s/ David W. Curtis
Name:	David W. Curtis
Title:	President and Chief Executive Officer

[Agency Agreement Signature Page]

The foregoing Agency Agreement is hereby confirmed and accepted as of the date first set and above written.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

	By:	/s/ Mark B. Cohen
	Name:	Mark B. Cohen
	Title:	Managing Director

[Agency Agreement Signature Page]

EXHIBIT A

LETTER AGREEMENT

A-1

EXHIBIT B

ASSISTING BROKERS AGREEMENT

                    , 2008

Stifel, Nicolaus & Company, Incorporated

650 Madison Avenue

10th Floor

New York, New York 10022

Gentlemen:

(1) General. We understand that Stifel, Nicolaus & Company, Incorporated (“Stifel”) is entering into this Agreement with us and other firms who may be offered the right to purchase as principal a portion of securities being distributed to the public. The terms and conditions of this Agreement shall be applicable to any public offering of securities (“Securities”) pursuant to a registration statement filed under the Securities Act of 1933 (the “Securities Act”) or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein Stifel (acting for its own account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers (“Selected Dealers”) and has informed us that such terms and conditions shall be applicable. Any such offering of Securities to us as a Selected Dealer is hereinafter called an “Offering.” In the case of any Offering in which you are acting for the account of any underwriting or similar group or syndicate (“Underwriters”), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering in which you are acting with others as representatives of Underwriters, such other representatives. The term “preliminary prospectus” means any preliminary prospectus relating to an Offering of Securities or any preliminary prospectus supplement together with a prospectus relating to an Offering of Securities; the term “Prospectus” means the prospectus, together with the final prospectus supplement, if any, relating to an Offering of Securities, filed pursuant to Rule 424(b) or Rule 424(c) under the Securities Act or any successor or similar rules.

This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof and supersedes any prior oral or written agreements or understanding between the parties hereto or their predecessors with respect to the subject matter hereof.

(2) Conditions of Offering, Acceptance and Purchase. Any Offering will be subject to delivery of the Securities and their acceptance by you and any other Underwriters, may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and may be made on the basis of reservation of Securities or an allotment against subscription. You will advise us by telegram, telex, facsimile, e-mail, or other form of written communication (“Written Communication”) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(c)) of any Offering in which we are invited to participate. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by us with respect to any Offering should be sent to Stifel. You may close the subscription books at any time in your sole discretion without notice, and you reserve the right to reject any acceptance in whole or in part. Payment for Securities purchased by us is to be made at such office as you may designate, at the public offering price, or, if you shall so advise us, at such price less the concession to dealers or at the price set forth or indicated in a Written Communication, on such date as you shall determine, on one day’s prior notice to us, by wire transfer to a Stifel account, against delivery of certificates or other forms evidencing such Securities. If payment is made for Securities purchased by us at the public offering price, the concession to which we shall be entitled will be paid to us upon termination of the provisions of Section 3(c) with respect to such Securities.

Unless we promptly give you written instructions otherwise, if transactions in the Securities may be settled through the facilities of The Depository Trust Company, delivery of Securities purchased by us will be made through such facilities if we are a member, or if we are not a member, settlement may be made through our ordinary correspondent who is a member.

(3) Representations, Warranties, and Agreements.

(a) Registered Offering. In the case of any Offering of Securities that are registered under the Securities Act (“Registered Offering”), you shall provide us with such number of copies of each preliminary prospectus, the Prospectus and any supplement thereto relating to each Registered Offering as we may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable Rules and regulations of the Securities and Exchange Commission thereunder. We represent that we are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that we will comply therewith. We agree to keep an accurate record of our distribution (including dates, number of copies, and persons to whom sent) of copies of the Prospectus or any preliminary prospectus (or any amendment or supplement to any thereof), and promptly upon request by you, to bring all subsequent changes to the attention of anyone to whom such material shall have been furnished. We agree to furnish to persons who receive a confirmation of sale a copy of the Prospectus filed pursuant to Rule 424(b) or Rule 424(c) under the Securities Act. We agree that in purchasing Securities in a Registered Offering we will rely upon no statements whatsoever, written or oral, other than the statements in the Prospectus delivered to us by you. We will not be authorized by the issuer or other seller of Securities offered pursuant to a Prospectus or by any Underwriter to give any information or to make any representation not contained in the Prospectus in connection with the sale of such Securities. We will not use any free writing prospectus, unless consented to by you or authorized expressly in writing to you by the issuer in the Registered Offering.

(b) Offering Pursuant to Offering Circular. In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, including, without limitation, an Offering of “exempted securities” as defined in Section 3(a)(2) of the Securities Act (an “Exempted Securities Offering”), you shall provide us with such number of copies of each preliminary offering circular, the final offering circular and any supplement thereto relating to each Offering as we may reasonably request. We agree that we will comply with the applicable federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers. We agree that in purchasing Securities pursuant to an offering circular we will rely upon no statements whatsoever, written or oral, other than the statements in the final offering circular delivered to us by you. We will not be authorized by the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.

(c) Offer and Sale to the Public. With respect to any Offering of Securities, you will inform us by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers, and the time when we may commence selling Securities to the public. After such public offering has commenced, you may change the public offering price, the selling concession, and the reallowance to dealers. With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 5, we agree to offer Securities to the public only at the public offering price, except that if a reallowance is in effect, a reallowance from the public offering price not in excess of such reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Rule 2740 of the Rules of Conduct of the Financial Industry Regulatory Authority (the “FINRA”) and who are either members in good standing of the FINRA or foreign brokers or dealers not eligible for membership in the FINRA who represent to us that they will promptly reoffer such Securities at the public offering price and will abide by the conditions with respect to foreign brokers and dealers set forth in Section 3(f) hereof.

(d) Stabilization and Overallotment. You may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities, any other securities of the issuer of the Securities of the same class and series and any other securities of such issuer that you may designate for long or short account, and to stabilize or maintain the market price of the Securities. We agree not to purchase and sell Securities for which an order from a client has not been received without your consent in each instance. We agree to advise you from time to time upon request, prior to the termination of the provisions of Section 3(c) with respect to any Offering, of the amount of Securities purchased by us hereunder remaining unsold and we will, upon your request, sell to you, for the accounts of the Underwriters, such amount of Securities as you may designate, at the public offering price thereof less an amount to be determined by you not in excess of the concession to dealers. In the event that prior to the later of (i) the termination of the provisions of Section 3(c) with respect to any Offering, or (ii) the covering by you of any short position created by you in connection with such Offering for your account or the account of one or more Underwriters, you purchase or contract to purchase for the account of any of the Underwriters, in the open market or otherwise, any Securities theretofore delivered to us, you reserve the right to withhold the above-mentioned concession to dealers on such Securities if sold to us at the public offering price, or if such concession has been allowed to us through our purchase at a net price, we agree to repay such concession upon your demand, plus in each case any taxes on redelivery, commissions, accrued interest, and dividends paid in connection with such purchase or contract to purchase.

(e) Open Market Transactions. We agree to abide by Regulation M under the Exchange Act and we agree not to bid for, purchase, attempt to purchase, or sell, directly or indirectly, any Securities, any other Reference Securities (as defined in Regulation M) of the issuer, or any other securities of such issuer as you may designate, except as brokers pursuant to unsolicited orders and as otherwise provided in this Agreement. If the Securities are common stock or securities convertible into common stock, we agree not to effect, or attempt to induce others to effect, directly or indirectly, any transactions in or relating to any stock of such issuer, except to the extent permitted by Rule 101 of Regulation M under the Exchange Act.

(f) FINRA. We represent that we are actually engaged in the investment banking or securities business and we are either (i) a member in good standing of the FINRA, (ii) if not such a member, a foreign dealer not eligible for membership, or (iii) solely in connection with an Exempted Securities Offering, a bank, as defined in Section 3(a)(6) of the Exchange Act, that does not otherwise fall within provision (i) or (ii) of this sentence (a “Bank”). If we are a member as described in (i), we agree that in making sales of the Securities we will comply with all applicable interpretative materials and Conduct Rules of the FINRA, including, without limitation, Conduct Rules 2740 (relating to Selling Concessions, Discounts and Other Allowances) and 2790 (relating to New Issues). If we are a foreign dealer as described in (ii), we agree not to offer or sell any Securities in the United States of America, its territories or its possessions or to persons who are citizens thereof or residents therein (other than through you), and in making sales of Securities outside the United States of America we agree to comply as though we were a member with Conduct Rules 2730 (relating to Securities Taken in Trade), 2740 (relating to Selling Concessions), 2750 (relating to Transactions with Related Persons) and 2790 (relating to New Issues) as though we were such a member and to comply with Conduct Rule 2420 (relating to Dealing with Non-Members) as it applies to a nonmember broker or dealer in a foreign country. In connection with an Exempted Securities Offering, if we are a Bank, we agree to also comply, as though we were an FINRA member, with the provision of Rules 2730, 2740 and 2750 of the Conduct Rules. We further represent, by our participating in an Offering, that we have provided to you all documents and other information required to be filed with respect to us, any related person or any person associated with us or any such related person pursuant to the supplementary requirements of the FINRA’s interpretation with respect to review of corporate financing as such requirements relate to such Offering.

We further agree that, in connection with any purchase of Securities from you that is not otherwise covered by the terms of this Agreement (whether you are acting as manager, as member of an underwriting syndicate or a selling group or otherwise), if a selling concession, discount or other allowance is granted to us, the preceding paragraph will be applicable.

(g) Relationship among Underwriters and Selected Dealers. You may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, with your consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the public offering price less all or any part of the concession. We are not authorized to act as agent for you or any Underwriter or the issuer or other seller of any Securities in offering Securities to the public or otherwise. Nothing contained herein or in any Written Communication from you shall constitute the Selected Dealers partners with you or any Underwriter or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for federal income tax purposes, then we elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. We authorize you, in your discretion, to execute and file on our behalf such evidence of that election as may be required by the Internal

Revenue Service. Neither you nor any Underwriter shall be under any obligation to us except for obligations assumed hereby or in any Written Communication from you in connection with any Offering. In connection with any Offering, we agree to pay our proportionate share of any tax, claim, demand, or liability asserted against us, and the other Selected Dealers or any of them, or against you or the Underwriters, if any, based on any claim that such Selected Dealers or any of them constitute an association, unincorporated business, or other separate entity, including in each case our proportionate share of any expense incurred in defending against any such tax, claim, demand, or liability.

(h) Blue Sky Laws. Upon application to you, you will inform us as to the jurisdictions in which you believe the Securities have been qualified for sale or are exempt under the respective securities or “blue sky” laws of such jurisdictions. We understand and agree that compliance with the securities or “blue sky” laws in each jurisdiction in which we shall offer or sell any of the Securities shall be our sole responsibility and that you assume no responsibility or obligations as to the eligibility of the Securities for sale or our right to sell the Securities in any jurisdiction.

(i) Compliance with Law. We agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities), we will comply with the applicable provisions of the Securities Act and the Exchange Act, the applicable Rules and regulations of the Securities and Exchange Commission thereunder, the applicable Rules and regulations of the FINRA, the applicable Rules and regulations of any securities exchange having jurisdiction over the Offering, and the applicable laws, rules and regulations specified in Section 3(c) hereof. Without limiting the foregoing, (a) we agree that, at all times since we were invited to participate in an Offering of Securities, we have complied with the provisions of Regulation M applicable to such Offering, in each case after giving effect to any applicable exemptions and (b) we represent that our incurrence of obligations hereunder in connection with any Offering of Securities will not result in the violation by us of Rule 15c3-1 under the Exchange Act, if such requirements are applicable to us. You shall have full authority to take such action as you may deem advisable in respect of all matters pertaining to any Offering. Neither you nor any Underwriter shall be under any liability to us, except for lack of good faith and for obligations expressly assumed by you in this Agreement; provided, however, that nothing in this sentence shall be deemed to relieve you from any liability imposed by the Securities Act.

(j) Best Efforts Offering. If you communicate to us that a particular offering is being made on a best efforts basis, then the terms in this Section 3(j) apply and other inconsistent terms in this Agreement do not apply.

(i) The offering will be a best efforts offering. The offering also will be contingent and involve a closing only after receipt of necessary documentation from the issuer and satisfaction of other conditions, if any, specified in the prospectus or offering circular and the agency or engagement agreement with you and the issuer. The offering is designed to comply with applicable Commission rules, including Rules 15c2-4, 10b-9, and 15c6-1. See FINRA Notice to Members 98-4, 87-61 and 84-7.

(ii) We represent and agree that we shall take necessary steps to comply with Commission Rules 15c2-4, 10b-9 and 15c6-1, including, but not limited to, depositing funds in a complying special account if funds are received before all closing conditions have been met. We also represent that we are aware that those who purchase in this best efforts offering are subject to the investor purchase limitations described in the prospectus or offering circular.

(4) Indemnification. We agree to indemnify and hold harmless Stifel, the issuer of the Securities, each person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) Stifel or the issuer of the Securities, and their respective directors, officers and employees from and against any and all losses, liabilities, costs or claims (or actions in respect thereof) (collectively, “Losses”) to which any of them may become subject (including all reasonable costs of investigating, disputing or defending any such claim or action), insofar as such Losses arise out of or are in connection with the breach of any representation, warranty or agreement made by us herein.

If any claim, demand, action or proceeding (including any governmental investigation) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party, the indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnified party may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties. Such firm shall be designated in writing by the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

The indemnity agreements contained in this Section and the representations and warranties by us in this Agreement shall remain operative and in full force and effect regardless of: (i) any termination of this Agreement, (ii) any investigation made by an indemnified party or on such party’s behalf or any person controlling an indemnified party or by or on behalf of the indemnifying party, its directors or officers or any person controlling the indemnifying party, and (iii) acceptance of and payment for any Securities.

(5) Termination; Supplements and Amendments. This Agreement may be terminated by either party hereto upon five business days’ written notice to the other party; provided that with respect to any Offering for which a Written Communication was sent and accepted prior to such notice, this Agreement as it applies to such Offering shall remain in full force and effect and shall terminate with respect to such Offering in accordance with the last sentence of this Section. This Agreement may be supplemented or amended by you by written notice thereof to us, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to “this Agreement” herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in Sections 3(c) and (e) with regard to any offering will terminate at the close of business on the thirtieth day after the date of the initial public offering of the Securities to which such Offering relates, but such terms and conditions, upon notice to us, may be terminated by you at any time.

(6) Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified or indicated in Section 1, and the respective successors and assigns of each of them.

(7) Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from you to us in connection therewith shall be governed by, and construed in accordance with, the laws of the State of Missouri without regard to conflicts of laws principles.

[SIGNATURE PAGE FOLLOWS]

By signing this Agreement we confirm that our subscription to, or our acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 5) together with and subject to any supplementary terms and conditions contained in any Written Communication from you in connection with such Offering, all of which shall constitute a binding agreement between us and you, individually, or as representative of any Underwriters, (ii) in confirmation that our representations and warranties set forth in Section 3 are true and correct at that time and (iii) confirmation that our agreements set forth in Sections 2 and 3 have been and will be fully performed by us to the extent and at the times required thereby.

Very truly yours,

(Name of Firm)

By:

Confirmed, as of the date first above written.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:
Execution Date:

EXHIBIT C

FORM OF OPINION OF LUSE GORMAN POMERENK & SCHICK, P.C.

The favorable opinion, dated as of the Closing Time of Luse Gorman Pomerenk & Schick, P.C., counsel to the Primary Parties, in form and substance satisfactory to counsel for the Agent to the effect as follows (the opinion shall provide that capitalized terms have the meanings given them in the Agency Agreement unless otherwise defined in the opinion). The opinion may be limited to matters governed by laws of the United States, the laws of the State of Delaware, the laws of the State of New York, the laws of the State of Maryland and the laws of the Commonwealth of Massachusetts.

(i) The Holding Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Maryland, with corporate power and authority to own its properties and to conduct its business as described in the Prospectus; and the Holding Company is duly qualified to transact business and in good standing in Maryland and each jurisdiction in which the conduct of its business requires such qualification and in which the failure to qualify would have a Material Adverse Effect.

(ii) The Bank is a validly existing Massachusetts co-operative bank, with full power and authority to own its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and perform its obligations hereunder; the activities of the Bank as described in the Prospectus are permitted by the rules, regulations and practices of the Division and the FDIC and applicable federal laws; the issuance and sale of the Common Stock of the Bank to the Holding Company in the Conversion has been duly and validly authorized by all necessary corporate action on the part of the Holding Company and the Bank and, upon payment therefor in accordance with the terms of the Plan, will be validly issued, fully paid and nonassessable, and will be owned of record and beneficially by the Holding Company, free and clear of any security interest, mortgage, pledge, lien or encumbrance.

(iii) The MHC is a validly existing Massachusetts mutual holding company, with full power and authority to own its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and perform its obligations hereunder; and the activities of the MHC as described in the Prospectus are permitted under Massachusetts and applicable federal law to a Massachusetts chartered mutual holding company.

(iv) The activities of the Holding Company, as described in the Prospectus, are permitted under Maryland and applicable federal law, to a Maryland holding company. To our knowledge, each of the Primary Parties has obtained all licenses, permits, and other governmental authorizations that are material for the conduct of its business, all such licenses, permits and other governmental authorizations are in full force and effect, and the Primary Parties are complying therewith in all material respects.

(v) The Bank is a member of the FHLB of Boston. The Bank is an insured depository institution under the provisions of the Federal Deposit Insurance Act, as amended, and to such counsel’s knowledge no proceedings for the termination or revocation of such insurance are pending or threatened.

(vi) To such counsel’s knowledge, the only subsidiaries of the Bank are the Bank Subsidiaries and the only subsidiaries of the MHC are the MHC Subsidiaries. Each of the Subsidiaries is a duly organized and validly existing organization and in good standing under the laws of the state of organization, authorized to conduct its business as described in the Prospectus. To such counsel’s knowledge, upon consummation of the Conversion, the only subsidiaries of the Holding Company will be the Bank and the MHC Subsidiaries, and the only subsidiaries of the Bank will be Bank Subsidiaries. Except for the Bank Subsidiaries and except as set forth in the Prospectus, the Bank does not directly or indirectly, control any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. The activities of the Subsidiaries as described in the Prospectus are permitted by the rules, regulations and practices of the Division, FDIC and FRB to subsidiaries of a Massachusetts chartered co-operative bank and a Massachusetts mutual holding company, as applicable. Except as set forth in the Prospectus, all of the issued and outstanding capital stock of each of the Bank Subsidiaries has been validly issued, is fully paid and non assessable and, except as disclosed in the Prospectus, is owned by the Bank free and clear of any security interest, mortgage, pledge, lien, or encumbrance. Except as set forth in the Prospectus, all of the issued and outstanding capital stock of each of the MHC Subsidiaries has validly issued, is fully paid and non assessable and, except as disclosed in the Prospectus, is owned by the MHC free and clear of any security interest, mortgage, pledge, lien, or encumbrance.

(vii) The Charitable Foundation has been duly incorporated and is validly existing as a non-stock corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and except for the requisite member vote, no approvals are required to establish the Charitable Foundation and to contribute the Foundation Shares thereto as described in the Prospectus other than those imposed by the Division, the FDIC or the FRB.

(viii) The authorized capitol stock of the Holding Company consists of 100,000,000 shares of Common Stock, par value of $0.01 per share and 50,000,000 shares of preferred stock, par value of $0.01 per share. At the Closing Time, (a) the issued and outstanding capital stock of the Holding Company will be within the range set forth in the Prospectus under the caption “Capitalization,” and no shares of Common Stock have been or will be issued and outstanding prior to the Closing Time; (b) the Shares to be issued in the Offerings have been duly and validly authorized for issuance, and when issued and delivered by the Holding Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan, will be fully paid and nonassessable; (c) the Foundation Shares to be issued to the Charitable Foundation have been duly and validly authorized for issuance and, when contributed to the Charitable Foundation as set forth in the Plan, will be duly and validly issued and fully paid and nonassessable; (d) the issuance of the Shares and Foundation Shares is not subject to preemptive rights under the charter or bylaws of any of the Primary Parties, or arising or outstanding by operation of law or, to the knowledge of such counsel, under any contract, indenture, agreement, instrument or other document, except for the subscription rights under the Plan.

(ix) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the establishment of the Charitable Foundation and the contribution thereto of the Foundation Shares, have been duly authorized by all necessary corporate action on the part of the Primary Parties; and this Agreement constitutes a valid, legal and binding obligation of each of the Primary Parties, enforceable in accordance with its terms, except to the extent that the provisions of Sections 11 and 12 hereof may be unenforceable as against public policy, and subject to the qualification that (i) enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws (including the laws of fraudulent conveyance) or judicial decisions affecting the enforceability of creditors’ rights generally, or the rights of creditors of savings banks or financial institutions insured by the FDIC and (ii) enforcement thereof is subject to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the effect of certain laws and judicial decisions upon the availability of injunctive relief and enforceability of equitable remedies, including the remedies of specific performance and self-help.

(x) The Plan and the establishment and funding of the Charitable Foundation have been duly adopted by the boards of directors of each of the Primary Parties in the manner required by the Conversion Regulations. The Merger has been approved by the corporators of MHC and the Plan and contribution of Foundation Shares to the Charitable Foundation have been approved by the members of the Bank.

(xi) To such counsel’s knowledge, the Conversion, the Offerings and the establishment and funding of the Charitable Foundation, were effected in all material respects in accordance with the Conversion Regulations (except to the extent that the requirement to comply therewith was specifically waived by the Commission, the Division, the FDIC or the FRB), the Plan and the letters from the Division, the FDIC and the FRB approving the Applications, as applicable; and, to such counsel’s knowledge, all terms and conditions with respect to the Conversion, the Offerings and the establishment and funding of the Charitable Foundation imposed by the Commission, the Division, the FDIC and the FRB or any other governmental agency, if any, were complied with by the Primary Parties and the Charitable Foundation in all material respects or appropriate waivers were obtained and all notices and waiting periods were satisfied, waived or elapsed.

(xii) The Applications have been approved by the Division, the FDIC and the FRB, respectively, as applicable; the Plan and the Information Statement have been approved by the Division and the FDIC, as applicable; and subject to the satisfaction of any conditions set forth in such approval(s) and clearance under applicable securities laws, no further approval, registration, authorization, consent or other order of any federal or state regulatory agency, public board or body is required in connection with the execution and delivery of this Agreement, the offer, sale and issuance of the Shares, the establishment of the Charitable Foundation, the issuance of the Foundation Shares and the consummation of the Conversion. The purchase by the Holding Company of all of the issued and outstanding Common Stock of the Bank has been authorized by the Division and the FRB, and, to such counsel’s knowledge, no action has been taken, or is pending or threatened, to revoke any such authorization or approval.

(xiii) The Registration Statement has become effective under the 1933 Act, and such counsel has been advised by the Commission’s staff that no stop order suspending the effectiveness of the Registration Statement has been issued, and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or threatened.

(xiv) The material tax consequences of the Conversion are set forth in the Prospectus under the captions “Summary” and “The Conversion and Offering - Material Income Tax Consequences.” The information in the Prospectus under the caption “Summary” and “The Conversion and Offering - Material Income Tax Aspects,” has been reviewed by such counsel and fairly describes such opinions rendered by such counsel and Chu, Ring & Hazel LLP to the Primary Parties with respect to such matters.

(xv) The terms and provisions of the Shares of Common Stock conform to the description thereof contained in the Registration Statement and the Prospectus, and the form of certificates proposed to be used to evidence the Shares of Common Stock are in due and proper form.

(xvi) At the time the Applications, Prospectus and Information Statement were approved and as of the Closing Date, the Applications, the Prospectus and the Information Statement (each, as amended or supplemented), complied as to form in all material respects with the requirements of the Conversion Regulations and all applicable laws, rules and regulations and decisions and orders of the Division, the FDIC and the FRB, as applicable, except as modified or waived [note, Division has waived orally re the supplemental eligibility record date]by the Division, the FDIC and the FRB, as applicable (other than the financial statements, notes to financial statements, financial tables and other financial and statistical data included therein and the appraisal valuation as to which counsel need express no opinion). To such counsel’s knowledge, no person has sought to obtain regulatory or judicial review of the final action of the Division, the FDIC and the FRB, as applicable, approving the Applications, the Prospectus and the Information Statement, as applicable.

(xvii) At the time that the Registration Statement became effective, and as of the Closing Date, the Registration Statement, including the Prospectus contained therein (as amended or supplemented) (other than the financial statements, notes to financial statements, financial tables or other financial and statistical data included therein and the appraisal valuation as to which counsel need express no opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(xviii) To such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened (i) asserting the invalidity of this Agreement or (ii) seeking to prevent the Conversion, the offer, sale or issuance of the Shares or the issuance of the Foundation Shares.

(xix) The information in the Prospectus under the captions “Summary—Our Dividend Policy,” “Summary—Tax Consequences,” “Supervision and Regulation,” “Taxation “ (with regard to Federal taxation only), “The Conversion and Offering,” “The Community Bank Charitable Foundation,” “Restrictions on Acquisition of Campello Bancorp,” and “Description of Capital Stock of Campello Bancorp Following the Conversion,” to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is accurate in all material respects (except as to the financial statements and other financial data included therein as to which such counsel need express no opinion).

(xx) None of the Primary Parties are required to be registered as an “investment company” as such term is defined in the Investment Company Act of 1940.

(xxi) To such counsel’s knowledge, there are no contracts or documents of a character required to be described in the Registration Statement or Prospectus (as amended or supplemented) or to be filed as exhibits thereto that are not described or filed, and no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any material obligation, agreement or covenant contained in any contract or document so described or filed.

(xxii) None of the Primary Parties or the Charitable Foundation is in violation of its charter or certificate of incorporation, as applicable, or its bylaws or, to such counsel’s knowledge, any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument filed as an exhibit to, or incorporated by reference in, the Registration Statement, which violation would have a Material Adverse Effect. In addition, the execution and delivery of and performance under this Agreement by the Primary Parties, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated herein will not result in any material violation of the provisions of the charter or certificate if incorporation, as applicable, or the bylaws of any of the Primary Parties or the Charitable Foundation, or any material violation of any applicable law, act, regulation, or to such counsel’s knowledge, order or court order, writ, injunction or decree.

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